UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NEWBRIDGE BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

1501 Highwoods Boulevard, Suite 400

Greensboro, North Carolina 27410

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on _________, 2013

To the Shareholders of NewBridge Bancorp:

Notice is hereby given that the Special Meeting of Shareholders (the “Special Meeting”) of NewBridge Bancorp (the “Company”) will be held as follows:

Place:	[____________]

Date:	__________, 2013

Time:	_____ a.m., Eastern Time

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.              CREATE A NEW CLASS OF NON-VOTING COMMON STOCK. To approve an amendment to the Articles of Incorporation to create a class of non-voting common stock (Class B Common Stock), as described in the accompanying proxy statement;

2.              INCREASE IN AUTHORIZED CAPITAL STOCK. To approve an amendment to the Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 100,000,000, and the number of shares of authorized preferred stock from 10,000,000 to 30,000,000, as described in the accompanying proxy statement;

3.              CONVERSION OF CONVERTIBLE PREFERRED STOCK. To approve for the purposes of NASDAQ Marketplace Rule 5635 (i) the issuance of up to 9,601,273 shares of Class A Common Stock upon the conversion of up to 422,456 shares of Series B Preferred Stock, and (ii) the issuance of up to 3,186,750 shares of Class B Common Stock upon the conversion of up to 140,217 shares of Series C Preferred Stock, as described in the accompanying proxy statement; and

4.              OTHER BUSINESS. To consider such other business as may properly come before the Special Meeting or any adjournment(s) thereof. The Board is not aware of any other business to be conducted at the Special Meeting.

Shareholders of record at the close of business on __________, 2013 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. We urge you to attend the Special Meeting. It is extremely important that your shares be represented regardless of the number you own. Whether or not you expect to be present at the Special Meeting, please sign and return your proxy card to us in the enclosed envelope at your earliest convenience. You may also vote your shares over the Internet or by using a toll-free number. Unless you indicate to the contrary, your proxy will be cast FOR each proposal, each as described in more detail in the accompanying proxy statement. If any other matters are properly presented for consideration at the Special Meeting, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. In the event that you attend the Special Meeting in person, you may revoke your proxy and vote your shares in person.

This _____ day of _________, 2013.	Yours very truly,

Michael S. Albert
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on ____________, 2013.

The Notice and Proxy Statement are also available at ______________________. You may also access the above off-site website by going to www.newbridgebank.com, under the heading Investor Relations.

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held on __________, 2013

This Proxy Statement is being mailed to our shareholders on or about __________, 2013 for solicitation of proxies by the Board of Directors (the “Board”) of your company, NewBridge Bancorp. Our principal executive offices are located at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410.

In this Proxy Statement, terms such as “we,” “us,” “our” and the “Company” refer to NewBridge Bancorp. The term “Bank” means NewBridge Bank, our wholly-owned, North Carolina bank subsidiary. The terms “you” and “your” refer to the shareholders of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on ____________, 2013.

The Notice and Proxy Statement are also available at ______________________. You may also access the above off-site website by going to www.newbridgebank.com, under the heading Investor Relations.

INFORMATION ABOUT THE SPECIAL MEETING

Your vote is very important. For this reason, our Board is requesting that you allow your shares of our common stock (“Common Stock”) to be represented at the Special Meeting of Shareholders (the “Special Meeting”) by the proxies named on the enclosed proxy card.

When is the Special Meeting?	__________, 2013 at ________ a.m., Eastern Time

Where will the Special Meeting be held?	At [____________]

What items will be voted on at the Special Meeting?	1. CREATE A NEW CLASS OF NON-VOTING COMMON STOCK. To approve an amendment to the Articles of Incorporation to create a class of non-voting Common Stock (Class B Common Stock), as described herein;

2. INCREASE IN AUTHORIZED CAPITAL STOCK. To approve an amendment to the Articles of Incorporation to increase the number of shares of authorized Common Stock from 50,000,000 to 100,000,000, and the number of shares of authorized preferred stock from 10,000,000 to 30,000,000, as described herein;

3. CONVERSION OF CONVERTIBLE PREFERRED STOCK. To approve for the purposes of NASDAQ Marketplace Rule 5635 (“NASDAQ Rule 5635”) (i) the issuance of up to 9,601,273 shares of Class A Common Stock upon the conversion of up to 422,456 shares of Series B Preferred Stock, and (ii) the issuance of up to 3,186,750 shares of Class B Common Stock upon the conversion of up to 140,217 shares of Series C Preferred Stock, as described herein; and

4. OTHER BUSINESS. To consider such other business as may properly come before the Special Meeting or any adjournment(s) thereof. The Board is not aware of any other business to be conducted at the Special Meeting.

Who can vote?	Only holders of record of our Common Stock at the close of business on ___________, 2013 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. On the Record Date, there were [15,655,868 shares] of our Common Stock outstanding and entitled to vote and approximately [2,954] shareholders of record. There is currently no other class of voting stock outstanding.

How do I vote by proxy?	You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. The shares represented by a proxy card will be voted at the Special Meeting if the proxy card is properly signed, dated and received by Computershare Trust Company, N.A. (“Computershare”), our transfer agent, prior to the time of the Special Meeting. You may also vote your shares over the Internet or by using a toll-free number. You should refer to the proxy card or the information forwarded by your bank, broker or other holder of record to see what voting options are available to you.

If you return your signed proxy card before the Special Meeting, the proxies will vote your shares as you direct. Michael S. Albert, Barry Z. Dodson, Robert F. Lowe and Pressley A. Ridgill, each a director of the Company and the Bank, have been appointed proxies by the Board.

The Internet and telephone voting facilities will close at [11:59 p.m., Eastern Time, on ________, 2013]. If you vote over the Internet you may incur costs, such as telephone, and Internet access charges for which you will be responsible. If you are interested in voting via the Internet or telephone, specific instructions are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your instructions have been properly recorded. In the event that the proxy card does not reference Internet or telephone voting information because you are not the registered owner of the shares, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

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If you are a shareholder of record and a participant in the Computershare Investment Plan or the NewBridge Bancorp Employees’ 401(k) Plan (the “401(k) Plan”), the proxy represents the number of shares of Common Stock in your Computershare Investment Plan account and/or 401(k) Plan account, as applicable, and the number of shares of Common Stock held of record directly by you. Shares allocated to participant accounts in the 401(k) Plan will be voted by the trustee of the 401(k) Plan in accordance with the instructions received from participants who timely return their proxy cards to Computershare or timely indicate their voting instructions pursuant to the Internet or telephone voting procedures. The Internet and telephone voting facilities for participants in the 401(k) Plan will close at [11:59 p.m. Eastern Time on ___________, 2013]. Shares of Common Stock held under the 401(k) Plan for which no voting instructions are received will not be voted by the trustee. Shareholders’ voting instructions with respect to shares of Common Stock held under the 401(k) Plan will be held in strict confidence.

If you return your signed proxy card but do not specify how you want to vote your shares, the proxies will vote them “FOR” each proposal. If any other matters are properly presented for consideration at the Special Meeting, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If your shares are held in the name of a broker or other nominee (i.e., held in “street name”), you will need to obtain a proxy instruction form from the broker or other nominee holding your shares and return the form as directed by your broker or other nominee.

We are not aware of any other matters to be brought before the Special Meeting. If matters other than those discussed above are properly brought before the Special Meeting, the proxies may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?	You may change or revoke your proxy at any time before it is voted at the Special Meeting in any of three ways: (i) by delivering a written notice of revocation to Computershare; (ii) by delivering another properly signed proxy card to Computershare with a more recent date than that of the proxy first given; or (iii) by attending the Special Meeting and voting in person. You should deliver your written notice or superseding proxy to Computershare at the address noted on the proxy card. If you vote by Internet or telephone, you may also revoke your proxy or change your vote with a timely and valid later Internet or telephone vote, as the case may be.

How many votes may I cast?	You are entitled to one vote for each share of Common Stock held of record on ________, 2013 for each matter presented for a vote at the Special Meeting.

How many votes are required to approve the proposals?	Each proposal will be approved if the votes cast in favor exceed the votes cast in opposition. Abstentions and broker non-votes will not be included in determining the number of votes cast on a proposal and, accordingly, will have no effect on the outcome of such vote.

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Any other matters properly coming before the Special Meeting will require the approval of the holders of Common Stock as required by applicable law or our governing documents.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum at the Special Meeting or any adjournment(s) thereof.

A “broker non-vote” occurs when a broker or other nominee who holds shares for another does not vote on a particular matter because the broker or other nominee does not have discretionary authority on that matter and has not received instructions from the owner of the shares.

In the event there are insufficient votes present at the Special Meeting for a quorum or to approve or ratify any proposal, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

What constitutes a “quorum” for the Special Meeting?	A majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitutes a quorum (a quorum is necessary to conduct business at the Special Meeting). Your shares will be considered part of the quorum if you have voted by proxy. Once a share is represented for any purpose at the Special Meeting, it is deemed present for quorum purposes for the remainder of the Special Meeting and any adjournment(s) thereof. Abstentions and broker non-votes count as shares present at the Special Meeting for purposes of determining a quorum.

How are the votes counted?	Computershare, our transfer agent, has been appointed by the Board as the Inspector of Elections for the Special Meeting. Computershare will tabulate the votes received for each proposal and all other items of business at the Special Meeting. Computershare will announce at the Special Meeting and will subsequently certify to the Board, the result of each vote.

How do I obtain directions to the Special Meeting?	Directions to the Special Meeting are available on our website, www.newbridgebank.com, under the heading Investor Relations. You may also obtain directions to the Special Meeting by contacting Rebecca Gibson, Assistant Vice President and Assistant Secretary at (336) 369-0960.

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Who pays for the solicitation of proxies?	We will pay the cost of preparing, printing and mailing materials in connection with this solicitation of proxies. In addition to solicitation by mail, officers, directors (including those nominees for election as a director) and employees of the Company and the Bank, may make solicitations personally, by telephone or otherwise without additional compensation for doing so. We have also made arrangements with [________] to assist in soliciting proxies and have agreed to pay that firm a fee not expected to exceed [__________] for these services. In addition, we will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our Common Stock or otherwise in connection with this solicitation of proxies.

When are proposals for the 2013 Annual Meeting of Shareholders due?	It is presently anticipated that the 2013 Annual Meeting of Shareholders of the Company will be held in May of 2013. To be considered for inclusion in the proxy solicitation materials of the Board for the 2013 Annual Meeting, shareholder proposals must have been received by the Secretary of the Company at our principal executive offices at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410 no later than December 10, 2012. To be eligible for inclusion, such proposals must have also complied with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended.

Any proposal not intended to be included in the proxy statement for the 2013 Annual Meeting of Shareholders, but intended to be presented from the floor at that annual meeting, must be received by us at our principal executive offices listed above no later than February 22, 2013.

BACKGROUND TO THE PROPOSALS AND

 THE PRIVATE PLACEMENT

On December 12, 2008, as part of the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, the Company sold the United States Department of the Treasury (“Treasury”) 52,372 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “TARP Preferred Stock”) and a warrant (the “TARP Warrant”) to purchase 2,567,255 shares of Common Stock, for an aggregate purchase price of $52.3 million, which capital qualifies as tier 1 capital for regulatory purposes. The Company has been paying Treasury cumulative dividends on the TARP Preferred Stock at a rate of 5% per annum; however, this rate will increase to 9% per annum on and after February 15, 2014. In anticipation of this scheduled increase, our Board and management have been actively considering a number of alternative strategies to repurchase and redeem the TARP Preferred Stock, while continuing to maintain the Company and the Bank’s capital ratios at levels above those required to be considered well-capitalized for regulatory purposes.

In early 2012, FIG Partners, LLC (“FIG”) and Keefe, Bruyette & Woods, Inc. (“KBW”) were engaged by the Company to advise its Board and to ultimately contact potential investors to assess interest in a potential private placement of equity securities. Based on the advice of FIG and KBW, the Company engaged several firms to review and evaluate various portions of the Bank’s loan portfolio and its other real estate owned (real estate interests acquired by the Bank through foreclosure or otherwise acquired from borrowers). These reviews were completed in July of 2012. Although informal contacts with potential investors occurred during this review period, discussions of the specific terms of potential equity investments were deferred until completion of the reviews and the Company’s assessments of the evaluations received.

In August of 2012, FIG and KBW began discussions on the Company’s behalf with a number of potential “key” investors. At the outset, the Company, FIG and KBW understood that it would be necessary and desirable to identify one or more “key” investors to facilitate due diligence for all potential investors and the negotiation of investment terms and pricing acceptable to the Company and those investors selected to invest in the Company. During August and September, FIG and KBW spoke to a number of investment firms which expressed interest in being “key” investors. During this time several potential “key” investors conducted due diligence of the Company.

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In the latter part of September, FIG, KBW and the Company conducted discussions with several “key” investors. Although the indications of interest of these investors included the same financial terms, the structures of their potential investments varied and presented differing regulatory considerations. In early October, management of the Company recommended to the Board those potential “key” investors whose indicators of interest were best structured in light of regulatory control requirements, NASDAQ listing standards and shareholder approvals. The Board authorized management to proceed with discussions with these investors with the assistance of FIG and KBW.

The Company and the investors agreed at the outset that the structure of the investment should emphasize common stock, reflecting the increased market and regulatory focus on tier 1 capital and the corresponding tier 1 capital ratio. Depending on the size of investment by each key investor, it was also anticipated that in order to satisfy regulatory restrictions on ownership of voting securities, a portion of the securities issued to key investors may have to be issued in the form of a new class of non-voting Common Stock. During October, discussions continued with a view to refining the terms of an investment and addressing structuring issues. The various investors, the Company, FIG and KBW understood that, as a result of the proposed size of the private placement and their mutual intent that the investment ultimately be in the form of tier 1 capital (voting and non-voting Common Stock), the approval of the Company’s shareholders would be required. In addition, the Company recognized that in order to provide an incentive to each of the investors to fully fund its investment prior to the receipt of such approval, it would be reasonable and necessary for the securities issued to include elements to compensate the investors in the event such approval was not received. Throughout this period, the Company’s senior management, the placement agents and the Company’s corporate counsel regularly updated the Board regarding the progress of discussions and the potential terms of the private placement. Discussions between the Company and the individual investors continued and terms for the private placement were finalized in late October.

   On November 1, 2012, the Company entered into securities purchase agreements (the “Securities Purchase Agreements”) with approximately 22 investors, including certain directors and officers of the Company (the “Investors”), and on November 30, 2012, the Company completed the private placement (the “Private Placement”) in which it issued, in exchange for gross aggregate proceeds of approximately $56 million, a total of approximately 422,456 shares of its Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”) and approximately 140,217 shares of its Series C Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock (“Series C Preferred Stock,” and together with the Series B Preferred Stock, the “Series B and C Preferred Stock”). The Company intends to use these proceeds to (i) repurchase and redeem the TARP Preferred Stock and repurchase the TARP Warrant, (ii) support the Bank’s disposition of selected classified and non-performing assets in accordance with the Bank’s asset disposition plan and (iii) support the operations of the Company and the Bank, while maintaining the Company and the Bank’s capital ratios at levels above those required to be considered well-capitalized for regulatory purposes.

Following shareholder approval of the Proposals (the “Shareholder Approvals”) and the filing of articles of amendment in the form attached hereto as Appendix A (the “Common Stock Articles of Amendment”) with the North Carolina Secretary of State, the shares of Series B Preferred Stock will automatically convert into shares of voting Common Stock, and the shares of Series C Preferred Stock will automatically convert into shares of non-voting Common Stock (the “Conversion”). If we obtain the Shareholder Approvals and the Conversion occurs before May 30, 2013, no dividends will be owed on the Series B and C Preferred Stock. If we do not receive the Shareholder Approvals and the Conversion does not occur before May 30, 2013, cumulative dividends will be payable to the Investors at a rate of (i) 5% for the initial six month period following issuance, (ii) 6% for the next six months, (iii) 7% for the next six months and (iv) 8% thereafter.

Also on November 1, 2012, the Company and each of the Investors entered into Registration Rights Agreements, which provide the Investors with certain registration rights with respect to the Series B and C Preferred Stock and the shares of voting and non-voting Common Stock into which the Series B and C Preferred Stock convert. Among other things, the Registration Rights Agreements require the Company to file a resale registration statement, or statements if necessary, within 30 days following the Company’s receipt of the Shareholder Approvals.

The closing price of our Common Stock as reported by NASDAQ on October 31, 2012, the trading day immediately prior to the execution of the Securities Purchase Agreements, was $4.26. The Securities Purchase Agreements fix the conversion price at $4.40 per share.

In order for the Company to avoid paying dividends on the Series B and C Preferred Stock, and to assure favorable tier 1 capital treatment for the Company on the net proceeds received in the Private Placement, the Company's shareholders must approve Proposals 1, 2 and 3. Our Board unanimously recommends that our shareholders vote “FOR” each of the proposals at the Special Meeting.

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PROPOSAL 1

CREATE A NEW CLASS OF NON-VOTING COMMON STOCK

AND

PROPOSAL 2

 INCREASE IN AUTHORIZED CAPITAL STOCK

General

On November 14, 2012, our Board unanimously approved and adopted for submission to shareholders an amendment to our Articles of Incorporation, as amended (“Articles of Incorporation”), to (i) create a new class of non-voting Common Stock, no par value per share (the “Class B Common Stock”), with the existing class of voting Common Stock being re-designated “Class A Common Stock,” no par value, (ii) increase the number of shares of common stock available for issuance from 50,000,000 to 100,000,000, of which 90,000,000 shares shall be designated Class A Common Stock and 10,000,000 shares shall be designated Class B Common Stock with no par value, and (iii) increase the number of shares of preferred stock available for issuance from 10,000,000 to 30,000,000. The proposed Common Stock Articles of Amendment are set out in Appendix A to this Proxy Statement.

Purpose of Creating a New Class of Non-Voting Common Stock and Increasing Authorized Capital Stock

Tier 1 capital and the corresponding tier 1 capital ratio have become increasingly important in measuring and comparing the capital strength of financial institutions. The current stress in the banking industry and the large losses recorded by many financial institutions in recent periods have caused investors to focus on the ability of particular banks, on an absolute and comparative basis to peers, to absorb further losses and the resulting diminution in the institution’s capital. The tier 1 capital ratio gives investors a consistent barometer from one bank to the next to measure and compare the capital strength of financial institutions. Accordingly, in order to maximize the benefit to the Company, the Investors agreed at the outset that the structure of the Private Placement would emphasize the core component of tier 1 capital - common stock. However, in order to satisfy certain regulatory restrictions on ownership of voting securities by certain of our Investors, it was necessary to structure the Private Placement so as to limit the total voting securities that these Investors would own after the Conversion. The issuance of non-voting common stock (in the form of Class B Common Stock) satisfies both these criteria, however under our existing Articles of Incorporation, we are not authorized to issue non-voting common stock. Therefore, in order to maximize the effect that the Private Placement will have on the Company’s tier 1 capital and corresponding tier 1 capital ratio, and satisfy the regulatory restrictions on ownership of our voting securities by certain of our Investors, it is necessary to amend our Articles of Incorporation to create the Class B Common Stock.

Currently, our Articles of Incorporation authorize the issuance of only 50,000,000 shares of Common Stock, and do not permit us to issue shares of non-voting Common Stock. As of the Record Date, there were 15,655,868 shares of Common Stock outstanding. In addition, as of the Record Date, we have reserved for issuance an additional 4,296,605 shares of Common Stock pursuant to our stock compensation plans and the TARP Warrant. The proposed increase in our authorized capital stock is necessary to allow for the conversion of the Series B and C Preferred Stock, as described above, to provide greater flexibility for declaration of stock dividends and for other proper corporate purposes, and to provide maximum flexibility with respect to our ability to augment our capital in the future.

As is the case with the shares of Common Stock that currently are authorized but unissued, if the Common Stock Articles of Amendment are approved by our shareholders, our Board will have authority to issue additional shares of Class A Common Stock and Class B Common Stock from time to time without the expense and delay of a special meeting of shareholders or other shareholder action, except as may be required by applicable laws, regulatory authorities, or the rules of any stock exchange on which our securities are then listed.

If we receive the Shareholder Approvals, the Company will issue approximately 9,601,273 shares of Class A Common Stock upon the conversion of the Series B Preferred Stock, and approximately 3,186,750 shares of Class B Common Stock upon the conversion of the Series C Preferred Stock. Therefore, following the Conversion, there will be approximately 25,257,141 shares of Class A Common Stock issued and outstanding, and approximately 3,186,750 shares of Class B Common Stock issued and outstanding.

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Description of the Class A Common Stock

The preferences, limitations and relative rights of the Class A Common Stock shall be identical to the preferences, limitations and relative rights of the existing Common Stock. See “Description of our Class A Common Stock and Class B Common Stock” on page ___, and the Common Stock Articles of Amendment attached hereto as Appendix A.

Description of the Class B Common Stock

Except as to voting rights, the shares of Class B Common Stock to be issued upon the Conversion shall have the same preferences, limitations and relative rights as, share ratably with and be identical in all respects to shares of Class A Common Stock as to all matters. The preferences, limitations and relative rights of the Class B Common Stock are summarized on ___________. See “Description of our Class A Common Stock and Class B Common Stock” on page ___ and the Common Stock Articles of Amendment attached hereto as Appendix A.

Effect of Proposal 1 and Proposal 2

If Proposal 1 and 2 are approved, there will be a sufficient number of shares of Class A Common Stock to permit the full conversion of the Series B Preferred Stock and a sufficient number of shares of Class B Common Stock to permit the full conversion of the Series C Preferred Stock, and leave additional shares of each class available for potential future issuances. Any future issuance of additional shares of Class A Common Stock or Class B could have a dilutive effect on the book value and earnings per share of the outstanding shares and would decrease the relative voting power of current shareholders. The Company does not currently have any material commitments, arrangements, or understanding which would require the issuance of additional shares of Class A Common Stock or Class B Common Stock, other than as described in this Proxy Statement in connection with the Private Placement.

Our Board does not believe that an increase in the number of authorized shares of Common Stock or the creation of an additional class of Common Stock will have a significant impact on any future (and currently unknown) attempt to gain control of the Company. It is possible, however, that the availability of authorized but unissued shares of Class A Common Stock could discourage third parties from attempting to gain control since the Board could authorize the issuance of shares of Class A Common Stock in a manner that could dilute the voting power of a person attempting to acquire control of the Company, increase the cost of acquiring such control or otherwise hinder such efforts. The Board is not aware of any present threat or attempt to gain control of the Company and neither Proposal 1 nor Proposal 2 is in response to any such action nor is it being presented with the intent that it be utilized as a type of anti-takeover device.

Effectiveness of Change

If Proposals 1, 2 and 3 are all approved at the Special Meeting, we will deliver, as soon as reasonably practicable, to the North Carolina Secretary of State the Common Stock Articles of Amendment and the changes will be effective as of the date of such filing. Accordingly, if one or more of the Proposals is not approved, then the Common Stock Articles of Amendment will not become effective.

Additional Important Information

See also “ADDITIONAL IMPORTANT INFORMATION” on page __.

Vote Required

Proposal 1 and 2 will each be approved if the votes cast in favor of such Proposal exceed the votes cast in opposition. Abstentions and broker non-votes will not be included in determining the number of votes cast on the Proposals and, accordingly, will have no effect on the outcome of such vote.

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Recommendation

The Board unanimously recommends a vote “FOR” Proposal 1 and “FOR” Proposal 2.

PROPOSAL 3

 CONVERSION OF PREFERRED STOCK

General and Purpose of Approving the Proposal

As discussed above, on November 1, 2012, the Company entered into the Securities Purchase Agreements with the Investors, and on November 30, 2012, the Company completed the Private Placement in which it issued a total of approximately 422,456 shares of its Series B Preferred Stock and approximately 140,217 shares of its Series C Preferred Stock. The Company intends to use the net proceeds from the Private Placement to (i) repurchase and redeem the TARP Preferred Stock and repurchase the TARP Warrant, (ii) support the Bank’s disposition of selected classified and non-performing assets in accordance with the Bank’s asset disposition plan and (iii) support the operations of the Company and the Bank, while maintaining the Company and the Bank’s capital ratios at levels above those required to be considered well-capitalized for regulatory purposes.

Because our Common Stock is listed on the NASDAQ Global Select Market, we are subject to NASDAQ Rule 5635, which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The approximately 9,601,273 shares of Class A Common Stock issuable upon conversion of the Series B Preferred Stock and the approximately 3,186,750 shares of Class B Common Stock issuable upon conversion of the Series C Preferred Stock, will exceed 20% of both the voting power and the number of shares of our Common Stock outstanding prior to the issuance.

Although the $4.40 per share conversion price is greater than $4.26, which was the closing price of our Common Stock as reported by NASDAQ on October 31, 2012, the trading day immediately prior to the execution of the Securities Purchase Agreements, it is less than $___ , which was the book value of our Common Stock based on our common shareholders’ equity divided by the total number of shares of Common Stock outstanding as reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, our most recent public filing with the Securities and Exchange Commission (the “SEC”). Accordingly, shareholder approval is required pursuant to NASDAQ Rule 5635 to permit us to complete the Conversion and issue the shares of Class A Common Stock and Class B Common Stock, as described above.

Effect of Proposal 3

If this Proposal, together with Proposal 1 and 2, is approved:

•	Each share of Series B Preferred Stock will automatically convert into shares of Class A Common Stock on the business day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State. Each outstanding share of Series B Preferred Stock will automatically convert into such number of shares of Class A Common Stock as determined by dividing (i) $100 (the purchase price per share of the Series B Preferred Stock) by (ii) $4.40 (the conversion price of the Series B Preferred Stock). Accordingly, the conversion of the Series B Preferred Stock would result in the issuance of approximately 9,601,273 shares of Class A Common Stock.

•	Each share of Series C Preferred Stock will automatically convert into shares of Class B Common Stock on the business day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State. Each outstanding share of Series C Preferred Stock will automatically convert into such number of shares of Class B Common Stock as determined by dividing (i) $100 (the purchase price per share of the Series C Preferred Stock) by (ii) $4.40, the conversion price of the Series C Preferred Stock. Accordingly, the conversion of the Series C Preferred Stock would result in the issuance of approximately 3,186,750 shares of Class B Common Stock.

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•	No fractional shares of either Class A Common Stock or Class B Common Stock will be issued as a result of the Conversion. In lieu of any fractional share otherwise issuable as a result of the Conversion, the Investors will receive a cash payment equal to the corresponding fraction of a share based on the closing price of the Common Stock on the NASDAQ Global Stock Market on the second trading day immediately preceding the date of the Conversion.

•	Upon the Conversion, all shares of Series B and C Preferred Stock will be cancelled. As a result, the dividend rights and liquidation preferences existing in favor of the Series B and C Preferred Stock will be eliminated.

Effectiveness of Change

If Proposals 1, 2 and 3 are all approved at the Special Meeting, we will deliver, as soon as reasonably practicable, to the North Carolina Secretary of State the Common Stock Articles of Amendment and the changes will be effective as of the date of such filing. Accordingly, if one or more of the Proposals is not approved, then the Common Stock Articles of Amendment will not become effective.

Additional Important Information

See also “ADDITIONAL IMPORTANT INFORMATION” on page __.

Vote Required

Proposal 3 will be approved if the votes cast in favor of such Proposal exceed the votes cast in opposition. Abstentions and broker non-votes will not be included in determining the number of votes cast on the Proposal and, accordingly, will have no effect on the outcome of such vote.

Recommendation

The Board unanimously recommends a vote “FOR” Proposal 3.

ADDITIONAL IMPORTANT INFORMATION

Pro Forma Financial Information

To assist in your understanding of the impact of the Private Placement and the Proposals, we are providing pro forma financial information. The following pro forma table contains certain financial information as of September 30, 2012 and for the nine months ended September 30, 2012, and as of December 31, 2011 and for the year ended December 31, 2011.

This pro forma table should be read together with our consolidated historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which appeared in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on ____________), and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 filed with the SEC on ____________.

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	September 30, 2012			December 31, 2011
	Actual	As Adjusted Assuming Proposals are not Approved (1)	As Adjusted Assuming Proposals are Approved (2)	Actual	As Adjusted Assuming Proposals are not Approved (1)	As Adjusted Assuming Proposals are Approved (2)
(Amounts in millions)
Assets:
Cash
Securities
Net loans
Loans held for sale
Other assets
Total assets
Liabilities and Shareholders’ Equity
Liabilities:
Deposits
Borrowings
Other liabilities
Total liabilities

	September 30, 2012			December 31, 2011
	Actual	As Adjusted Assuming Proposals are not Approved (1)	As Adjusted Assuming Proposals are Approved (2)	Actual	As Adjusted Assuming Proposals are not Approved (1)	As Adjusted Assuming Proposals are Approved (2)
(Amounts in millions)
Shareholders’ Equity:
TARP Preferred Stock
Series B Preferred Stock
Series C Preferred Stock
Class A Common Stock
Class B Common Stock
Additional paid in capital
Retained earnings
Accumulated other comprehensive income
Total equity
Total liabilities and shareholders’ equity
Tangible book value per share
Book value per share
Capital Ratios: Holding Company
Tier 1 leverage ratio
Tier 1 risk based capital ratio
Total risk based capital ratio

(1)	Reflects the net proceeds of the Private Placement of approximately $___ million after deducting commissions and our estimated expenses of approximately $__ million. Assumes that the Proposals are not approved and therefore the Series B and C Preferred Stock remain outstanding. If the Conversion does not occur before May 30, 2013, cumulative dividends will be payable to the Investors at a rate of (i) 5% for the initial six month period following issuance, (ii) 6% for the next six months, (iii) 7% for the next six months and (iv) 8% thereafter.

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(2)	Reflects the net proceeds of the Private Placement of approximately $__ million after deducting commissions and our estimated expenses of approximately $___ million. Assumes the conversion of approximately 422,456 shares of Series B Preferred Stock into approximately 9,601,273 shares of Class A Common Stock and the conversion of approximately 140,217 shares of Series C Preferred Stock into approximately 3,186,750 shares of Class B Common Stock, based on the conversion price of $4.40 per share

Financial Statements

Our Audited Consolidated Financial Statements (including notes thereto) at December 31, 2011 and 2010 and for the years in the three-year period ended December 31, 2011, as included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, are attached to this Proxy Statement as Appendix C and incorporated by reference herein. Our Unaudited Consolidated Financial Statements (including notes thereto) at September 30, 2012 and December 31, 2011 and for the three-month and nine-month periods ended September 30, 2012 and September 30, 2011, as included in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, are attached to this Proxy Statement as Appendix E and incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition at December 31, 2011 and December 31, 2010 and Results of Operations for the years in the three-year period ended December 31, 2011, as included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, is attached to this Proxy Statement as Appendix D and incorporated by reference herein. Management’s Discussion and Analysis of Financial Condition at September 30, 2012 and December 31, 2011 and Results of Operations for the three-month and nine-month periods ended September 30, 2012 and September 30, 2011, as included in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, is attached to this Proxy Statement as Appendix F and incorporated by reference herein.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with our accountants required to be disclosed pursuant to Item 304 of Regulation S-K.

Quantitative and Qualitative Disclosures about Market Risk

Information regarding our quantitative and qualitative disclosures about market risk is contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations as reported in our Annual Report on Form 10-K and attached hereto as Appendix D in the section thereof entitled “QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.” See also the section entitled “Interest Rate Risk Management” in Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, which is attached hereto as Appendix F.

Consequences if the Proposals are Approved

Conversion of the Series B Preferred Stock into Class A Common Stock. Each share of Series B Preferred Stock will automatically convert into shares of Class A Common Stock on the business day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State. Each outstanding share of Series B Preferred Stock will automatically convert into such number of shares of Class A Common Stock as determined by dividing (i) $100 (the purchase price per share of the Series B Preferred Stock) by (ii) $4.40 (the conversion price of the Series B Preferred Stock). Accordingly, the conversion of the Series B Preferred Stock would result in the issuance of approximately 9,601,273 shares of Class A Common Stock.

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Conversion of the Series C Preferred Stock into Class B Common Stock. Each share of Series C Preferred Stock will automatically convert into shares of Class B Common Stock on the business day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State. Each outstanding share of Series C Preferred Stock will automatically convert into such number of shares of Class B Common Stock as determined by dividing (i) $100 (the purchase price per share of the Series C Preferred Stock) by (ii) $4.40, the conversion price of the Series C Preferred Stock. Accordingly, the conversion of the Series C Preferred Stock would result in the issuance of approximately 3,186,750 shares of Class B Common Stock.

Cash Payments in Lieu of Fractional Shares. No fractional shares of either Class A Common Stock or Class B Common Stock will be issued as a result of the Conversion. In lieu of any fractional share otherwise issuable as a result of the Conversion, the Investors will receive a cash payment equal to the corresponding fraction of a share based on the closing price of the Common Stock on the NASDAQ Global Stock Market on the second trading day immediately preceding the date of the Conversion.

Rights of Investors. The preferences, limitations and relative rights of the shares of Class A Common Stock issued upon the Conversion will be identical to the preferences, limitations and relative rights of the shares of Common Stock held by our existing shareholders. Except as to voting rights, the shares of Class B Common Stock issued upon the Conversion shall have the same preferences, limitations and relative rights as, share ratably with and be identical in all respects to shares of Class A Common Stock as to all matters. Whereas shares of Class A Common Stock shall have unlimited voting rights, with each share being entitled to one vote, shares of Class B Common Stock shall have no voting rights except that the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required to amend (including by merger or otherwise) the Articles of Incorporation, to significantly and adversely affect the designation, preferences, limitations or relative rights of all or part of the shares of Class B Common Stock, and as otherwise required by law.

Dilution. Upon the Conversion, we will issue approximately 9,601,273 shares of Class A Common Stock and approximately 3,186,750 shares of Class B Common Stock. As a result, we expect there to be a dilutive effect on both the earnings per share of our Common Stock and the book value per share of our Common Stock. In addition, our existing common shareholders will own a smaller percentage of our outstanding Common Stock. See “Capitalization,” on page ___.

Effect on Earnings Per Share. The following table presents the Company’s unaudited pro forma earnings (loss) per share adjusted for the pro forma impacts of the Conversion for the periods shown. The pro forma consolidated earnings per share calculations assume no material pro forma impacts to net income (loss) for the periods shown. Pro forma earnings per share assumes the Company had completed the Private Placement and the Conversion on the first day of the period presented. Based on 15,655,868 shares of Common Stock outstanding as of the Record Date, following the Conversion, the Investors will own, in the aggregate, 45.0% of our total common stock (Class A Common Stock and Class B Common Stock) and existing common shareholders (excluding the Investors) will own approximately 55.0% of our total Common Stock.

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	Actual Nine Months Ended September 30, 2012		Conversion Adjustments	Pro Forma Nine Months Ended September 30, 2012
(Dollars in thousands, except per share amounts)
Net loss available to common shareholders	$	)		$	)
Basic earnings per share	$		$	$
Diluted earnings per share
Weighted average common shares
Weighted average dilutive shares

	Actual Twelve Months Ended December 31, 2011	Conversion Adjustments	Pro Forma Twelve Months Ended December 31, 2011
(Dollars in thousands, except per share amounts)
Net loss available to common shareholders	$	$	$	)
Basic earnings per share	$	$	$	)
Diluted earnings per share				)
Weighted average common shares
Weighted average dilutive shares

Elimination of Dividend and Liquidation Rights of Holders of Series B and C Preferred Stock. Upon the Conversion, all shares of Series B and C Preferred Stock will be cancelled. As a result, the dividend rights and liquidation preferences existing in favor of the Series B and C Preferred Stock will be eliminated. See “Description of Series B and C Preferred Stock,” on page ___.

Improved Balance Sheet and Regulatory Capital. The net proceeds from the Private Placement have already strengthened our balance sheet and regulatory capital levels. The Conversion will further strengthen certain of our key capital ratios, including improved capital treatment of the net proceeds from the Private Placement, because of the more favorable treatment of common stock for regulatory capital purposes.

Market Effects. Despite the existence of certain restrictions on transfer, the issuance of shares of Class A Common Stock and Class B Common Stock upon the Conversion may impact trading patterns and adversely affect the market price of Class A Common Stock. If significant quantities of shares of Class A Common Stock or Class B Common Stock issued to Investors upon the Conversion are sold (or if it is perceived that they may be sold) into the public market, the trading price of Class A Common Stock could be adversely affected.

Consequences if the Proposals are Not Approved

The Series B and C Preferred Stock Will Remain Outstanding. Unless we receive the Shareholder Approvals or unless our shareholders approve similar proposals at a subsequent meeting, the Series B and C Preferred Stock will remain outstanding in accordance with their terms.

Continued Dividend Payment. For so long as the Series B and C Preferred Stock remains outstanding, we will be required to accrue and pay dividends as summarized below and as set forth in the articles of amendment attached hereto as Appendix B (the “Preferred Stock Articles of Amendment”.

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Market Effects. As with any dividends, there is no assurance that we will be able to pay dividends on the Series B and C Preferred Stock and, if we are unable to pay such dividends as scheduled, the market perception could have a serious adverse impact on the price of our Common Stock.

Restriction on Payment of Dividends. For as long as the Series B and C Preferred Stock is outstanding, if full dividends payable on all outstanding shares of the Series B and C Preferred Stock have not been declared and paid, or declared and a sum sufficient for payment of those dividends been set aside, we will not be permitted to: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets, including dividends, on any of our junior securities (including our Common Stock) or parity securities, or (ii) repurchase, redeem, or acquire any of our junior securities, or (iii) repurchase, redeem, or acquire any junior security or parity security, subject to limited exceptions.

Additional Shareholder Meetings. We will be required to call additional shareholder meetings and recommend approval of proposals similar to these Proposals at each meeting every six months, if necessary, until such approvals are obtained pursuant to the provisions of the Securities Purchase Agreements. We will bear the costs of soliciting the approval of our shareholders in connection with these meetings.

Liquidation Preference. For as long as the Series B and C Preferred Stock remain outstanding, such shares will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation unless the full liquidation preference on the Series B and C Preferred Stock has first been paid in full.

Certain Interests of Certain Directors and Executive Officers in the Proposals

Upon the Conversion, we will issue approximately 304,750 shares of Class A Common Stock to those directors and executive officers who purchased shares of Series B Preferred Stock in the Private Placement. These directors and executive officers purchased their shares of Series B Preferred Stock at the same price and on the same terms and conditions as other independent unaffiliated third party Investors and did so to further align such directors’ and executive officers’ interests with generating long-term shareholder value. No director or officer purchased Series C Preferred Stock in the Private Placement. See “Security Ownership of Certain Beneficial Owners and Management” on page ____.

Description of Series B and C Preferred Stock.

The following is a summary description of the preferences, limitations and relative rights of our Series B and C Preferred Stock. This summary does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the North Carolina Business Corporation Act (the “NCBCA”), our Articles of Incorporation, as amended by the Preferred Stock Articles of Amendment attached hereto as Appendix B, and our Bylaws.

General. Our Articles of Incorporation currently authorize the issuance of 10,000,000 shares of preferred stock, of which 52,372 shares are designated as TARP Preferred Stock, 1,000,000 shares are designated as Series B Preferred Stock, and 500,000 shares are designated as Series C Preferred Stock. The Series B and C Preferred Stock have a par value of $0.01 per share, and a liquidation preference of $100 per share. As of the Record Date, the Company had issued and outstanding approximately 422,456 shares of Series B Preferred Stock and approximately 140,217 shares of Series C Preferred Stock. All of the outstanding shares of Series B and C Preferred Stock were issued to the Investors in the Private Placement.

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Mandatory Conversion. Each share of Series B Preferred Stock will automatically convert into shares of Class A Common Stock on the business day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State. Each outstanding share of Series B Preferred Stock will automatically convert into such number of shares of Class A Common Stock as determined by dividing (i) $100 (the purchase price per share of the Series B Preferred Stock) by (ii) $4.40 (the conversion price of the Series B Preferred Stock). Each share of Series C Preferred Stock will automatically convert into shares of Class B Common Stock on the business day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State. Each outstanding share of Series C Preferred Stock will automatically convert into such number of shares of Class B Common Stock as determined by dividing (i) $100 (the purchase price per share of the Series C Preferred Stock) by (ii) $4.40 (the conversion price of the Series C Preferred Stock). No fractional shares of either Class A Common Stock or Class B Common Stock will be issued as a result of the Conversion. In lieu of any fractional share otherwise issuable as a result of the Conversion, the Investors will receive a cash payment equal to the corresponding fraction of a share based on the closing price of the Common Stock on the NASDAQ Global Stock Market on the second trading day immediately preceding the date of the Conversion.

Anti-dilution Provisions. The conversion price of the Series B Preferred Stock and Series C Preferred Stock is subject to customary anti-dilution adjustments.

Dividends. Holders shall be entitled to receive, when, as and if authorized and declared by the Board, out of legally available funds, on a cumulative basis, cash dividends payable in semi-annual installments commencing on May 30, 2013 at the rate of (i) 5% per annum for the initial six month period ending May 30, 2013, (ii)  6% per annum for the next six month period, (iii) 7% per annum for the next six month period, and (iv) 8% per annum thereafter. If the Conversion occurs prior to May 30, 2013, no dividends will be paid on the Series B and C Preferred Stock.

Ranking. Shares of Series B and C Preferred Stock rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up, on parity with our TARP Preferred Stock and senior to our Common Stock, and each other class or series of our capital stock, the terms of which do not expressly provide that it ranks on parity with or senior to the Series B or C Preferred Stock, that the Company may issue in the future.

Voting Rights. Shares of the Series B Preferred Stock generally have no voting rights other than as required by law except that (i) the approval of at least a two-thirds majority of the holders of the Series B Preferred Stock, voting as a single class, will be required for the creation of any series of senior equity securities, and (ii) the approval of all of the holders of the Series B Preferred Stock will be required for amendments to our Articles of Incorporation (including by means of a merger or otherwise) significantly and adversely affecting the special rights, preferences, privileges or voting powers of the Series B Preferred Stock. Shares of the Series C Preferred Stock generally have no voting rights other than as required by law except that (i) the approval of at least a two-thirds majority of the holders of the Series C Preferred Stock, voting as a single class, will be required for the creation of any series of senior equity securities, and (ii) the approval of all of the holders of the Series C Preferred Stock will be required for amendments to our Articles of Incorporation (including by means of a merger or otherwise) significantly and adversely affecting the special rights, preferences, privileges or voting powers of the Series C Preferred Stock.

Liquidation. In the event of any liquidation, dissolution or winding-up, the holders of the Series B and C Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the greater of (i) $100 per share, plus an amount equal to any accrued but unpaid dividends and any authorized and declared but unpaid dividends, and (ii) the payment or distribution to which such holders would be entitled if the Series B and C Preferred Stock were converted into Class A Common Stock and Class B Common Stock, respectively, immediately before such liquidation, dissolution or winding-up, in each case out of assets legally available for distribution to our shareholders, before any distribution of assets is made to the holders of our Common Stock or any other junior securities.

Reorganization Event. In the event of a merger of the Company or the sale, transfer, lease or conveyance of all or substantially all of our property and assets (in each case pursuant to which our Common Stock will be converted into cash, securities or other property) or for certain reclassifications or exchanges of our Common Stock, then in such event (each a “Reorganization Event”) each share of Series B and C Preferred Stock outstanding immediately prior to such event will, at the option of the holder, either (i) convert into the securities, cash and other property receivable in the transaction by the holder of the number of shares of Common Stock determined by assuming each of the outstanding shares of Series B and C Preferred Stock were converted immediately prior to the transaction at the conversion rate, plus any accrued and unpaid dividends on each share of Series B and C Preferred Stock, or (ii) liquidating distributions as if the transaction were a liquidation of the Company.

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Perpetual; No Maturity. Except in the case of a Reorganization Event, the Series B and C Preferred Stock are perpetual and without maturity subject only to mandatory conversion to Class A Common Stock or Class B Common Stock, as applicable.

Limitations on Beneficial Ownership and Dividends. In the event that the Conversion would result in a holder and its affiliates owning or controlling in the aggregate more than a 9.9% voting ownership interest in the Company, then, in lieu of issuing the holder shares of Class A Common Stock in excess of such limit, the holder shall receive an equal number of shares of Class B Common Stock. In the event that the Conversion would result in the holder and its affiliates owning or controlling in the aggregate more than 33.3% of the Company’s total equity, then, in lieu of issuing the holder shares of Class A Common Stock and/or Class B Common Stock in excess of such limit, the holder shall continue to hold shares of Series B and C Preferred Stock equal to such excess. Each share of Series B or C Preferred Stock that is not converted due to such limitation shall remain outstanding and shall be automatically converted into Class A Common Stock upon a subsequent permitted transfer of such Series B Preferred Stock or Series C Preferred.

No Preemptive Rights; Redemption Rights; Sinking Fund and Redemption Provisions. Our Series B and C Preferred Stock have no preemptive rights, redemption rights, sinking fund or redemption provisions.

Transfer Agent and Registrar. Computershare is the transfer agent and registrar for our Series B and C Preferred Stock.

Description of our Class A Common Stock and Class B Common Stock

The following is a summary description of the preferences, limitations and relative rights of our Class A Common Stock and Class B Common Stock. This summary does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the NCBCA, our Articles of Incorporation, as amended by the Common Stock Articles of Amendment attached hereto as Appendix A, and our Bylaws.

General. Our Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock. Upon shareholder approval of the Proposals at the Special Meeting and the filing of the Common Stock Articles of Amendment with the North Carolina Secretary of State, our Articles of Incorporation, as amended by the Common Stock Articles of Amendment, will authorize the issuance of 100,000,000 shares of common stock, of which 90,000,000 shares will be designated Class A Common Stock and 10,000,000 shares will be designated Class B Common Stock. Neither the Class A Common Stock nor the Class B Common Stock will have a par value. As of the Record Date, the Company had issued and outstanding [15,655,868] shares of Common Stock, which were held of record by approximately [2,954] persons. In addition, as of the Record Date, 4,296,605 shares of our Common Stock are reserved for issuance pursuant to our stock compensation plans and the TARP Warrant.

Our Common Stock is listed and traded on the NASDAQ Global Select Market under the symbol “NBBC.” Upon the Conversion, all outstanding shares of our Common Stock shall be re-designated Class A Common Stock, no par value, and shall be listed and traded on the NASDAQ Global Select Market under the symbol “NBBC.” We have no plans to list our Class B Common Stock on any national stock exchange. Outstanding shares of our Common Stock are validly issued, fully paid and non-assessable.

Identical Rights. Except as to voting rights, the Class B Common Stock shall have the same preferences, limitations and relative rights as, share ratably with and be identical in all respects to the Class A Common Stock as to all matters. Each share of Class A Common Stock shall have the same preferences, limitations and relative rights as, and shall be identical in all respects with, all the other shares of Class A Common Stock. Similarly, each share of Class B Common Stock shall have the same preferences, limitations and relative rights as, and shall be identical in all respects with, all the other shares of Class B Common Stock.

Voting Rights. Whereas shares of Class A Common Stock shall have unlimited voting rights, with each share being entitled to one vote, shares of Class B Common Stock shall have no voting rights except that the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required to amend (including by merger or otherwise) the Articles of Incorporation, to significantly and adversely affect the designation, preferences, limitations or relative rights of all or part of the shares of Class B Common Stock, and as otherwise required by law. Shareholders are not entitled to cumulate their votes for the election of directors. Directors are elected by a plurality of the votes cast.

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Distributions. Subject to the preferential distribution rights, if any, of any preferred stock of the Company, the holders of Class B Common Stock will be entitled to receive, to the extent permitted by law, such distributions as may be declared from time to time by the Board on the Class A Common Stock. If a distribution is declared and paid with respect to the Class A Common Stock, then the Board will declare and pay an equivalent distribution, on a per share basis, on the Class B Common Stock. Likewise, if the Board declares and pays a distribution on the Class B Common Stock, it will declare and pay an equivalent distribution, on a per share basis, on the Class A Common Stock. Notwithstanding the foregoing, no distribution payable in Class A Common Stock or rights or warrants to subscribe for Class A Common Stock shall be declared on the Class B Common Stock and no dividend payable in Class B Common Stock or rights or warrants to subscribe for Class B Common Stock shall be declared on the Class A Common Stock, but instead, in the case of such a dividend, each class shall receive such dividend in like stock or rights or warrants to subscribe for like stock.

Dissolution. In the event of a dissolution of the Company, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of preferred stock of the Company, holders of the Class A Common Stock and the Class B Common Stock shall be entitled to receive all the net assets of the Company of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Class A Common Stock and Class B Common Stock held by them.

Adjustments. In the event of any stock split, combination or other reclassification of shares of either the Class A Common Stock or the Class B Common Stock, the outstanding shares of the other class shall be proportionately split, combined or reclassified in a similar manner; provided, however, that in any such transaction, holders of Class A Common Stock shall receive only shares of Class A Common Stock and holders of Class B Common Stock shall receive only shares of Class B Common Stock.

Conversion. Any holder of shares of Class B Common Stock may convert any number of shares of Class B Common Stock into an equal number of shares of Class A Common Stock at the option of the holder; provided, however, that each share of Class B Common Stock will not be convertible in the hands of or at the election of the initial holder or any affiliate of such initial holder and will only be convertible by a transferee and in connection with or after a transfer to a third party unaffiliated with such initial holder and that complies with the transfer restrictions described in this paragraph. Shares of Class B Common Stock may only be transferred through one or more of the following alternatives: (i) to an affiliate of the initial holder, (ii) in a widespread public distribution, (iii) in a transfer to a person that would control more than 50% of any class of the company’s outstanding voting securities without any transfer from the transferor, or (iv) in a transfer in which no one transferee (or group of associated transferees) would receive 2% or more of the voting securities of the Company then outstanding. In connection with a transfer pursuant to clauses (ii), (iii) or (iv) above, the transferor of the Class B Common Stock is entitled to surrender to the Company the shares of the Class B Common Stock to be so transferred, and, upon such surrender, the Company will issue to the transferee, in lieu of the shares of Class B Common Stock, an equal number of shares of Class A Common Stock.

Mergers, Etc. In the event of any merger, reclassification or other transaction in which shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Class B Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Class A Common Stock would be entitled to receive as a result of such transaction, provided that at the election of such holder, any securities issued with respect to the Class B Common Stock shall be non-voting securities under the resulting corporation’s organizational documents and the Company shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Class B Common Stock then outstanding) and take such actions necessary to ensure that holders of the Class B Common Stock shall retain securities with substantially the same privileges, limitations and relative rights as the Class B Common Stock. Subject to the foregoing, in the event the holders of Class A Common Stock are provided the right to convert or exchange Class A Common Stock for stock or securities, cash and/or any other property, then the holders of the Class B Common Stock shall be provided the same right based upon the number of shares of Class A Common Stock such holders would be entitled to receive if such shares of Class B Common Stock were converted into shares of Class A Common Stock immediately prior to such offering. In the event that the Company offers to repurchase shares of Class A Common Stock from its shareholders generally, the Company shall offer to repurchase Class B Common Stock pro rata based upon the number of shares of Class A Common Stock such holders would be entitled to receive if such shares were converted into shares of Class A Common Stock immediately prior to such repurchase. In the event of any pro rata subscription offer, rights offer or similar offer to holders of Class A Common Stock, the Company shall provide the holders of the Class B Common Stock the right to participate based upon the number of shares of Class A Common Stock such holders would be entitled to receive if such shares were converted into shares of Class A Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Class B Common Stock shall be issued in the form of Class B Common Stock rather than Class A Common Stock.

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No Preemptive Rights; Redemption Rights; Sinking Fund and Redemption Provision. Our Class A Common Stock and Class B Common Stock will have no preemptive rights, redemption rights, sinking fund or redemption provisions.

Transfer Agent and Registrar. Computershare will be the transfer agent and registrar for our Class A Common Stock and Class B Common Stock.

CAPITALIZATION

The following table sets forth our consolidated capitalization as of September 30, 2012, and as adjusted (i) to give effect to the issuance of the Series B and C Preferred Stock but assuming that the proposals are not approved by the shareholders and (ii) to give effect to (a) the issuance of approximately 9,601,273 shares of Class A Common Stock issuable upon the conversion of the Series B Preferred Stock based on a conversion price of $4.40 per share, and (b) the issuance of approximately 3,186,750 shares of Class B Common Stock issuable upon the conversion of the Series C Preferred Stock based on a conversion price of $4.40 per share.

As of September 30, 2012
Shareholders’ Equity	Actual	Adjusted if Proposal Nos. 1 & 2 are not approved	Adjusted if Proposal Nos. 1 & 2 are approved
(In thousands, except share and per share data)

Total shareholders’ equity	$	$	$

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table shows (i) how much of the Company’s securities are owned by the directors, executive officers, all directors and executive officers as a group, and owners of more than 5% of the outstanding Common Stock, as of the Record Date, and (ii) how much of the Company’s securities will be owned by the directors, executive officers, all directors and executive officers as a group, and owners of more than 5% of the outstanding Class A Common Stock assuming conversion of the Series B Preferred Stock into shares of Class A Common Stock. Unless otherwise stated in the footnotes below, each of the named individuals and each member of the group has sole voting and investment power for all the securities shown in the table.

Name	Shares Beneficially Owned	Percent	Shares Beneficially Owned After Conversion	Percent After Conversion
%
%
%
%
%
%
%
%
%
%
%
%
%
%
%
All directors & executive officers as a group					%

%
%

20

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

It is presently anticipated that the 2013 Annual Meeting of Shareholders will be held in May of 2013. If a shareholder desires to submit a proposal for possible inclusion in the proxy statement and form of proxy for our 2013 Annual Meeting of Shareholders, including a shareholder nominee for director, the proposal must have been received by the Secretary of the Company at 1501 Highwoods Boulevard, Suite 400, Greensboro, North Carolina 27410, by December 10, 2012 and have met all other applicable requirements for inclusion in the 2012 Proxy Statement.

In the alternative, a shareholder may commence his or her own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at the 2013 Annual Meeting of Shareholders. In order to do so, the shareholder must notify the Secretary of the Company, in writing, of his or her proposal at the Company’s main office no later than February 22, 2013. If the Secretary of the Company is not notified of the shareholder’s proposal by February 22, 2013, the Board may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board for the 2013 Annual Meeting of Shareholders.

OTHER MATTERS

The Board knows of no other matters intended to be presented for consideration at the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

FORWARD LOOKING STATEMENTS

Statements contained in this Proxy Statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this Proxy Statement. The forward-looking statements are made as of the date of this Proxy Statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf us in this Proxy Statement or in any of our filings with the SEC or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in our other current and subsequent filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public on the Internet at the SEC’s website at www.sec.gov . You may also read and copy any document that we file with the SEC at its public reference room at 100 F Street, NE, Washington D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room and their copy charges.

21

APPENDIX A

State of North Carolina

Department of the Secretary of State

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

NEWBRIDGE BANCORP

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is: NEWBRIDGE BANCORP.

2.	The text of each amendment adopted is as follows:

Article IV of the corporation’s Articles of Incorporation is hereby amended by deleting such Article IV in its entirety and by substituting in lieu thereof the following:

ARTICLE IV

The corporation shall have authority to issue one hundred million (100,000,000) shares of common stock, with no par value per share, of which number ninety million (90,000,000) shares shall be designated Class A Common Stock and ten million (10,000,000) shares shall be designated Class B Common Stock. Class A Common Stock shall have unlimited voting rights, with each share being entitled to one vote.

The corporation shall also have authority to issue thirty million (30,000,000) shares of preferred stock, no par value per share (the “Preferred Stock”).

The Preferred Stock may be issued from time to time in one or more classes or series pursuant to a resolution or resolutions adopted by the Board of Directors of the corporation. The Board of Directors shall have full and complete authority by resolution, from time to time, to establish one or more series and to fix, determine and vary the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special rights of each series, including, but not limited to, dividend rates and manner of payment, preferential amounts payable upon voluntary or involuntary liquidation, voting rights, conversion rights, redemption prices, sinking fund and stock purchase prices, terms and conditions.

In addition, the attached Certificate of Designation of the preferences, limitations and relative rights of the Class B Common Stock is deemed to constitute an amendment to the Corporation’s Articles of Incorporation and is incorporated herein.

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

Not applicable.

4.	The date of adoption of the foregoing amendments was as follows: __________ ___, 2012.

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5.	The foregoing amendments were approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

6.	These Articles of Amendment will be effective upon filing.

This the ___ day of _______________, 2012.

NEWBRIDGE BANCORP

Pressley A. Ridgill
President and Chief Executive Officer

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Exhibit A

CERTIFICATE OF DESIGNATION

OF

CLASS B COMMON STOCK

OF

NEWBRIDGE Bancorp

Section 1.          Designation. The class of non-voting common stock, no par value, of the Corporation hereby created shall be designated as the “Class B Common Stock” (referred to herein as the “Class B Common Stock”).

Section 2.          Rights.  Except as set forth in Section 3 below, the Class B Common Stock shall have the same preferences, limitations and relative rights as, share ratably with and be identical in all respects to the Class A Common Stock as to all matters.  Each share of Class B Common Stock shall have the same relative preferences, limitations and relative rights as, and shall be identical in all respects with, all the other shares of Class B Common Stock.

Section 3.          Voting Rights.  The holders of Class B Common Stock shall have no voting rights except as provided herein or required by law. Notwithstanding the foregoing, and in addition to any other vote required by law, the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required to amend (including by merger or otherwise) the Corporation’s Articles of Incorporation, as amended, to significantly and adversely affect the designation, preferences, limitations or relative rights of all or part of the shares of Class B Common Stock.

Section 4.          Distributions.  Subject to preferential distribution rights, if any, applicable to any shares of the Preferred Stock, the holders of Class B Common Stock shall be entitled to receive, to the extent permitted by law, such distributions as may be declared from time to time by the Board of Directors on the Class A Common Stock.  The holders of the Class B Common Stock shall share ratably in any distributions made on the Class B Common Stock in proportion to the number of shares of Class B Common Stock held by each such holder.  Notwithstanding the foregoing, no distribution payable in Class A Common Stock or rights or warrants to subscribe for Class A Common Stock shall be declared on the Class B Common Stock and no dividend payable in Class B Common Stock or rights or warrants to subscribe for Class B Common Stock shall be declared on the Class A Common Stock, but instead, in the case of such a dividend, each class shall receive such dividend in like stock or rights or warrants to subscribe for like stock.

Section 5.          Distributions.  In the event of a dissolution of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of the Class A Common Stock and the Class B Common Stock shall be entitled to receive all the net assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Class A Common Stock and Class B Common Stock held by them.

Section 6.          Adjustment.  In the event of any stock split, combination or other reclassification of shares of either the Class A Common Stock or the Class B Common Stock, the outstanding shares of the other class shall be proportionately split, combined or reclassified in a similar manner; provided, however, that in any such transaction, holders of Class A Common Stock shall receive only shares of Class A Common Stock and holders of Class B Common Stock shall receive only shares of Class B Common Stock.

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Section 7.          Conversion.

a.         The Class B Common Stock may be converted into Class A Common Stock in accordance with the provisions of this Section 7 by any Convertible Holder following an Approved Transfer (as defined herein).  The term “Approved Transfer” means a sale or other transfer (i) to an Affiliate of the Initial Holder of the Class B Common Stock to be transferred under common control with such Initial Holder’s ultimate parent, general partner, managing member or investment adviser but only if the transferee agrees in writing for the benefit of the Corporation to be bound by the terms of that certain Securities Purchase Agreement by and between the Corporation and the purchaser named therein pursuant to which the securities convertible into such shares of Class B Common Stock were sold to such Initial Holder (the “Purchase Agreement”); (ii)  in a widespread public distribution; (iii) to a person that would control more than 50% of any class of the Corporation’s outstanding “voting securities” (as defined in the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder) without any transfer from the transferor; or (iv) in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Corporation outstanding at such time. The term “Initial Holder” means the purchaser of such Class B Common Stock pursuant to the Purchase Agreement. The term “Affiliate” means, with respect to any person, any person directly or indirectly, controlling, controlled by or under common control with, such other person.  “Convertible Holder” means a holder of Class B Common Stock, other than the Initial Holder of such Class B Common Stock or an Affiliate thereof, who acquires one or more shares of Class B Common Stock in an Approved Transfer.

b.         Conditions of Conversion.  Following an Approved Transfer, a Convertible Holder may surrender to the Corporation (at the principal office of the Corporation) a certificate or certificates representing all or part of the Convertible Holder’s shares of Class B Common Stock and in such event each share of Class B Common Stock represented by such certificate or certificates will convert into one share of Class A Common Stock; provided that, in connection with any transfer of shares of Class B Common Stock pursuant to a transfer described in clause (ii), clause (iii) or clause (iv) of the definition of “Approved Transfer” above, upon the request of the transferor, the transferor shall be entitled to surrender to the Corporation shares of Class B Common Stock to be so transferred, and, upon such surrender, the Corporation shall issue to the transferee, in lieu of shares of Class B Common Stock surrendered, an equal number of shares of Class A Common Stock.  Except as otherwise provided herein, each conversion of Class B Common Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing such shares of Class B Common Stock to be converted have been surrendered for conversion at the principal office of the Corporation.  Notwithstanding any other provision hereof, if a conversion of Class B Common Stock is to be made in connection with a merger, reclassification or other transaction in which the shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property or in any dissolution or liquidation, the conversion of any shares of Class B Common Stock may, at the election of the holder thereof, be conditioned upon the consummation of such event or transaction, in which case such conversion shall not be deemed to be effective until such event or transaction has been consummated.

c.         Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the Class B Common Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock.  The Corporation shall take all action necessary so that all shares of Class A Common Stock issuable upon conversion of Class B Common Stock will, upon issue, be duly and validly issued, fully paid, and non-assessable, and free from all taxes, liens, charges and encumbrances in respect of the issuance or delivery thereof.  The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock issuable upon conversion of the Class B Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).  The Corporation shall not take any action which would cause the number of authorized but unissued shares of Class A Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Class B Common Stock.

A-4

Section 8.          Mergers, Etc.  In the event of any merger, reclassification or other transaction in which the shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Class B Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Class A Common Stock would be entitled to receive as a result of such transaction, provided that at the election of such holder, any securities issued with respect to the Class B Common Stock shall be non-voting securities under the resulting corporation’s organizational documents and the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Class B Common Stock then outstanding) and take such actions necessary to ensure that holders of the Class B Common Stock shall retain securities with substantially the same privileges, limitations and relative rights as the Class B Common Stock. Subject to the foregoing, in the event the holders of Class A Common Stock are provided the right to convert or exchange Class A Common Stock for stock or securities, cash and/or any other property, then the holders of the Class B Common Stock shall be provided the same right based upon the number of shares of Class A Common Stock such holders would be entitled to receive if such shares of Class B Common Stock were converted into shares of Class A Common Stock immediately prior to such offering. In the event that the Corporation offers to repurchase shares of Class A Common Stock from its shareholders generally, the Corporation shall offer to repurchase Class B Common Stock pro rata based upon the number of shares of Class A Common Stock such holders would be entitled to receive if such shares were converted into shares of Class A Common Stock immediately prior to such repurchase. In the event of any pro rata subscription offer, rights offer or similar offer to holders of Class A Common Stock, the Corporation shall provide the holders of the Class B Common Stock the right to participate based upon the number of shares of Class A Common Stock such holders would be entitled to receive if such shares were converted into shares of Class A Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Class B Common Stock shall be issued in the form of Class B Common Stock rather than Class A Common Stock.

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APPENDIX B

PREFERRED STOCK

ARTICLES OF AMENDMENT

State of North Carolina

Secretary of State

ARTICLES OF AMENDMENT

OF

NEWBRIDGE BANCORP

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is: NEWBRIDGE BANCORP.

2.	The text of each amendment adopted is as follows (State below or attach):

The attached certificate of designation of the preferences, limitations, and relative rights of the Company’s Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock and Series C Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock was approved by the Corporation’s Board of Directors as provided in N.C. Gen. Stat. Section 55-6-02(b). Shareholder approval is not required under Section 55-6-02(b).

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

Not applicable.

4.	The date of adoption of each amendment was as follows: November 14, 2012.

5.	The amendment was approved by the Board of Directors of the Corporation, as provided for pursuant to §55-10-02 of the General Statutes of North Carolina.

6.	These articles will be effective upon filing, unless a delayed time and date is specified.

This the 29th day of November, 2012.

NEWBRIDGE BANCORP

Pressley A. Ridgill
President and Chief Executive Officer

B-1

CERTIFICATE OF DESIGNATION

Section 1.          Designation of Series and Number of Shares.

(a)          Two additional series of preferred stock are hereby created out of the authorized and unissued shares of preferred stock.

(b)          One such series of preferred stock shall be designated “Series B Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock” (the “Series B Preferred Stock”), and the authorized number of shares that shall constitute such series shall be 1,000,000 shares, which may be decreased (but not below the number of shares of Series B Preferred Stock then issued and outstanding) from time to time by the Board of Directors in compliance with the NCBA. Shares of outstanding Series B Preferred Stock that are converted, purchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock of the Corporation, undesignated as to series.

(c)          The other additional series of preferred stock shall be designated “Series C Mandatorily Convertible Adjustable Rate Cumulative Perpetual Preferred Stock” (the “Series C Preferred Stock”), and the authorized number of shares that shall constitute such series shall be 500,000 shares, which may be decreased (but not below the number of shares of Series C Preferred Stock then issued and outstanding) from time to time by the Board of Directors in compliance with the NCBA. Shares of outstanding Series C Preferred Stock that are converted, purchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock of the Corporation, undesignated as to series.

Section 2.          Ranking. The Series B Preferred Stock and Series C Preferred Stock will each rank, with respect to the payment of dividends and distributions and upon liquidation, dissolution or winding-up, (1) on a parity with the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued on December 12, 2008 (“TARP Preferred Stock”), and each class or series of capital stock the Corporation may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock and the Series C Preferred Stock as to the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation (collectively, and inclusive of the TARP Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock when the context in which such term is used requires, the “Parity Securities”), and (2) senior to Common Stock, each class of Common Stock and each other class or series of capital stock, not referred to in clause (1) above, that the Corporation may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock and the Series C Preferred Stock as to the payment of dividends and distributions upon liquidation, dissolution or winding-up of the Corporation (the “Junior Securities”).

Section 3.          Definitions. As used herein with respect to the Series B Preferred Stock and the Series C Preferred Stock:

(a)          “Additional Stock” has the meaning set forth in Section 10(a)(viii)(F).

(b)          “Articles of Incorporation” shall mean the articles of incorporation of the Corporation, as they may be amended from time to time.

(c)          “BHC Act” means the federal Bank Holding Company Act of 1956, as amended, and the Federal Reserve regulations thereunder.

(d)          “BHC Affiliates” means, with respect to an Person, its Affiliates and all of its “affiliates” as defined in the BHC Act or Regulation Y of the Federal Reserve.

(e)          “Board of Directors” means the board of directors of the Corporation or any committee thereof duly authorized to act on behalf of such board of directors.

(f)          “Business Day” means any day that is not Saturday or Sunday and that, in North Carolina, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(g)          “Bylaws” mean the Bylaws of the Corporation, as they may be amended from time to time.

B-2

(h)          “Certificate of Designation” means this Certificate of Designation relating to the Series B Preferred Stock and the Series C Preferred Stock, as it may be amended from time to time.

(i)          “Class A Common Stock” means that class of Common Stock of the Corporation to be authorized, if at all, pursuant to the Shareholder Approvals.

(j)          “Class B Common Stock” means that class of Common Stock of the Corporation to be authorized, if at all, pursuant to the Shareholder Approvals.

(k)          “Closing Price” of the Common Stock on any determination date means the closing sale price on such date or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the NASDAQ Stock Market. If the Common Stock is not traded on the NASDAQ Stock Market on any determination date, the Closing Price of the Common Stock on such determination date means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on such exchange, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the OTC Bulletin Board, the OTC Markets Group, Inc. or a similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by an independent investment banking firm retained by the Corporation for this purpose, subject to ultimate joint approval by the Board of Directors and the Holders. For the purposes of this Certificate of Designation, all references herein to the closing sale price and the last reported sale price of the Common Stock (or other property) on the NASDAQ Stock Market shall be the closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that, in the event that there is a discrepancy between the closing price and the last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and the last reported sale price on the website of the NASDAQ Stock Market shall govern.

(l)          “Common Stock” means the common stock of the Corporation.

(m)          “Common Stock Articles of Amendment” means Articles of Amendment to the Articles of Incorporation to be approved and filed with the North Carolina Secretary of State, if at all, pursuant to, and to effect the matters approved by, the Shareholder Approvals.

(n)          “Common Stock Equivalents” means securities representing rights convertible into or exchangeable for, or entitling the holder thereof to purchase or receive directly or indirectly, shares of Common Stock.

(o)          “Conversion Agent” shall mean the Transfer Agent (which may be the Corporation) acting in its capacity as conversion agent for the Series B Preferred Stock and the Series C Preferred Stock, and its successors and assigns.

(p)          “Conversion Price” means $4.40 (subject to adjustment from time to time in a manner consistent with the provisions of Section 10).

(q)          “Conversion Rate” means that number of shares of Class A Common Stock (and cash in lieu of fractional shares of Class A Common Stock) into which each share of Series B Preferred Stock and that number of shares of Class B Common Stock (and cash in lieu of fractional shares of Class B Common Stock) into which each share of Series C Preferred Stock shall be convertible following the filing of the Common Stock Articles of Amendment that is determined by dividing the Liquidation Preference by the Conversion Price, subject to adjustment as set forth herein.

(r)          “Corporation” means NewBridge Bancorp, a North Carolina corporation.

(s)          “Current Market Price” means, on any date, the average of the daily Closing Prices per share of the Common Stock or other securities on each of the five (5) consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution requiring such computation.

(t)          “Depositary” means DTC and its successors and assigns, including any successor depositary appointed by the Corporation.

B-3

(u)          “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(v)         “Dividend Payment Date” has the meaning set forth in Section 4(b).

(w)          “Dividend Period” has the meaning set forth in Section 4(b).

(x)          “DTC” means The Depository Trust Company.

(y)          “Excess Voting Shares” has the meaning set forth in Section 15(a).

(z)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(aa)         “Exchange Property” shall have the meaning set forth in Section 12.

(bb)         “Ex-Date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive an issuance or distribution.

(cc)         “Federal Reserve” means the Board of Governors of the Federal Reserve System.

(dd)         “Filing Date” has the meaning set forth in Section 10(a)(viii).

(ee)         “First Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

(ff)         “Holder” means the Person in whose name the shares of the Series B Preferred Stock or Series C Preferred Stock are registered and who therefore may be treated by the Corporation, Transfer Agent, Registrar, paying agent and Conversion Agent as the absolute owner of such shares of Series B Preferred Stock or Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(gg)         “Issue Date” means the date on which shares of the Series B Preferred Stock and the Series C Preferred Stock are first issued.

(hh)         “Junior Securities” has the meaning set forth in Section 2.

(ii)         “Liquidation Preference” means, as to the Series B Preferred Stock, $100.00 per share, and as to the Series C Preferred Stock, $100.00 per share, in each case, as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B Preferred Stock or Series C Preferred Stock, as applicable.

(jj)         “Mandatory Conversion Date” means, with respect to the shares of Series B Preferred Stock or Series C Preferred Stock of any Holder, the Business Day after the date on which the Common Stock Articles of Amendment are accepted for filing by the North Carolina Secretary of State (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event); provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Rate pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(kk)         “NASDAQ Stock Market” means the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, or any successor thereto.

(ll)         “NCBA” means the North Carolina Business Corporation Act, as amended from time to time, and any successor statutes thereto.

(mm)         “Parity Securities” has the meaning set forth in Section 2.

B-4

(nn)         “Permitted Transfer” means a transfer by any Holder: (i) in a widespread public distribution; (ii) in which no transferee (or group of associated transferees) would receive two percent (2%) or more of any class of Voting Securities of the Corporation; or (iii) to a transferee that would control more than fifty percent (50%) of the Voting Securities of the Corporation without any transfer from the Holder.

(oo)         “Person” means any legal person, including an individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(pp)         “Record Date” has the meaning set forth in Section 4(b).

(qq)         “Registrar” shall mean the Transfer Agent acting in its capacity as registrar for the Series B Preferred Stock and the Series C Preferred Stock, and its successors and assigns or any other registrar duly appointed by the Corporation.

(rr)         “Reorganization Event” has the meaning set forth in Section 12.

(ss)         “Series A Certificate” means the Certificate of Designations of Preferences, Limitations and Relative Rights of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, filed by the Corporation with the North Carolina Secretary of State to establish the TARP Preferred Stock.

(tt)         “Share Dilution Amount” has the meaning set forth in Section 4(h).

(uu)         “Shareholder Approvals” means receipt of the shareholder votes necessary to approve (i) the conversion of the Series B Preferred Stock into Class A Common Stock, and the Series C Preferred Stock into Class B Common Stock, each for purposes of Rule 5635 of the NASDAQ Stock Market Rules and (ii) amendments to the Articles of Incorporation to (x) authorize the Board of Directors to divide the Corporation’s Common Stock into two classes, Class A Common Stock (voting) and Class B Common Stock (non-voting), (y) cause the conversion of outstanding shares of Common Stock into Class A Common Stock and (z) increase the number of authorized shares of the Corporation’s Common Stock and preferred stock.

(vv)         “Subsequent Dilutive Issuance” has the meaning set forth in Section 10(a)(viii).

(ww)         “TARP Dividend Payment Date” has the meaning set forth in Section 4(h).

(xx)        “TARP Dividend Period” means the “Dividend Period” established in the Series A Certificate.

(yy)         “TARP Preferred Stock” has the meaning set forth in Section 2.

(zz)         “Total Conversion Limit” has the meaning set forth in Section 15(b).

(aaa)        “Trading Day” means a day on which the shares of Common Stock:

(i)          are not suspended at the close of business from trading on any national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock; and

(ii)         have traded at least once on such exchange, association or over-the-counter market.

(bbb)        “Transfer Agent” means Computershare Trust Company, N.A., acting as transfer agent, registrar, paying agent and Conversion Agent for the Series B Preferred Stock and the Series C Preferred Stock, and its successors and assigns, including any successor transfer agent appointed by the Corporation.

(ccc)        “Voting Conversion Limit” has the meaning set forth in Section 15(a).

(ddd)        “Voting Ownership Interest” means, with respect to any particular date and with respect to any Holder, the percentage of any class of Voting Securities of the Corporation deemed to be owned or controlled by the Holder (when aggregated with its BHC Affiliates) for purposes of, and in accordance with, the BHC Act and its implementing regulations and guidance.

(eee)        “Voting Securities” has the meaning set forth in the BHC Act and any rules and regulations promulgated thereunder.

B-5

Section 4.          Dividends.

(a)          Subject to Section 15, from and after the Issue Date, Holders shall be entitled to receive, when, as and if authorized and declared by the Board of Directors, out of legally available funds, on a cumulative basis, cash dividends on the outstanding shares of the Series B Preferred Stock and the Series C Preferred Stock in the amount determined as set forth in Section 4(c), and no more; provided, however, if the Mandatory Conversion Date occurs before the six (6) month anniversary of the Issue Date, then no dividends shall accrue or be payable.

(b)          Subject to Sections 4(a) and 15, dividends shall be payable in semi-annual installments commencing on the six (6) month anniversary of the Issue Date and continuing on each six (6) month anniversary thereafter (each, a “Dividend Payment Date”). Each dividend will be payable to Holders as they appear in the stock register of the Corporation at the close of business on the first day of the month, whether or not a Business Day, in which the relevant Dividend Payment Date occurs (each, a “Record Date”). Each period from and including a Dividend Payment Date (or the Issue Date) to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period.”

(c)          Subject to Section 4(a) and Section 15, dividends, if, when and as authorized and declared by the Board of Directors, will be payable, for each outstanding share of each of the Series B Preferred Stock and the Series C Preferred Stock, at the following respective rates during each of the following respective periods (each rate expressed as an annual rate on the applicable per share Liquidation Preference):

(i)          5.0% per annum for the Dividend Period beginning on the Issue Date;

(ii)         6.0% per annum for the Dividend Period beginning on the first Dividend Payment Date;

(iii)        7.0% per annum for the Dividend Period beginning on the second Dividend Payment Date; and

(iv)        8.0% per annum for the dividends accruing during all Dividend Periods beginning on or after the third Dividend Payment Date.

Dividends payable for a Dividend Period will be computed on the basis of a 360-day year consisting of twelve (12) 30-day months. If a scheduled Dividend Payment Date falls on a day that is not a Business Day, the dividend will be paid on the next Business Day as if it were paid on the scheduled Dividend Payment Date, and no additional interest or other amount will accrue on the dividend so payable for such Dividend Period from and after that Dividend Payment Date to the date the dividend is paid. Except as provided in Section 4(d), no interest or sum of money in lieu of interest will be paid on any dividend payment on shares of Series B Preferred Stock and Series C Preferred Stock paid later than the scheduled Dividend Payment Date.

(d)          Dividends on the Series B Preferred Stock and the Series C Preferred Stock are cumulative and shall begin to accrue on the Issue Date except as otherwise provided in Section 4(a). With respect to each such Series, if the Board of Directors does not authorize and declare a dividend on such Series for a Dividend Period or if the Board of Directors authorizes and declares less than a full dividend in respect of any Dividend Period, such dividends will continue to accrue and cumulate from such scheduled Dividend Payment Date, shall compound on each subsequent Dividend Payment Date and shall be payable semi-annually in arrears on each subsequent Dividend Payment Date.

(e)          So long as any share of Series B Preferred Stock or Series C Preferred Stock remains outstanding, (1) no dividend shall be declared and paid or set aside for payment and no distribution shall be declared and made or set aside for payment on any Junior Securities (other than a dividend payable solely in shares of Junior Securities) and (2) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (x) as a result of a reclassification of Junior Securities for or into other Junior Securities or the exchange or conversion of one share of Junior Securities for or into another share of Junior Securities, (y) repurchases in support of the Corporation’s employee benefit and compensation programs and (z) through the use of the proceeds of a substantially contemporaneous sale of other shares of Junior Securities), unless, in each case, the full dividends for the most recent Dividend Payment Date (including any prior missed dividends) on all outstanding shares of Series B Preferred Stock, Series C Preferred Stock and Parity Securities have been paid or declared and a sum sufficient for the payment thereof has been set aside.

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Subject to Section 15, the succeeding sentence and, with respect to the TARP Preferred Stock, subject to Section 4(h), for so long as any share of Series B Preferred Stock or Series C Preferred Stock remains outstanding, (1) no dividends shall be declared or paid or set aside for payment and no distribution shall be declared or made and set aside for distribution on any Parity Securities for any period and (2) no shares of Parity Securities shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly, unless, in each case, full dividends on all outstanding shares of Series B Preferred Stock and Series C Preferred Stock for the then-current Dividend Period (including any prior missed dividends) have been paid in full or declared and a sum sufficient for the payment thereof set aside for all outstanding shares of Series B Preferred Stock and Series C Preferred Stock. To the extent the Corporation declares dividends on the Series B Preferred Stock, Series C Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, and except as otherwise provided in Sections 4(h) and 15, the Corporation shall allocate the dividend payments on a pro rata basis among the Holders of the shares of Series B Preferred Stock, Series C Preferred Stock and the holders of any Parity Securities then outstanding. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation shall allocate those payments so that the respective amounts of those payments bear the same ratio to each other as all accrued and unpaid dividends per share on the Series B Preferred Stock or Series C Preferred Stock, as applicable, and all Parity Securities bear to each other.

The Corporation is not obligated to pay Holders of shares of the Series B Preferred Stock or the Series C Preferred Stock any dividend in excess of the dividends on the Series B Preferred Stock or the Series C Preferred Stock, as applicable, that are payable as described herein. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any Junior Securities from time to time out of any assets legally available therefor, and the shares of Series B Preferred Stock and Series C Preferred Stock shall not be entitled to participate in any such dividend, other than as expressly set forth in Section 15.

(f)          Payments of cash for dividends will be delivered to the Holder by check or, at any time that shares of Series B Preferred Stock or Series C Preferred Stock are held in book-entry form with DTC or any successor Depositary, through a book-entry transfer through the Depositary.

(g)          If the Mandatory Conversion Date occurs on or prior to the Record Date for any Dividend Period, the Holder will not have the right to receive any dividends for that Dividend Period. If the Mandatory Conversion Date is after the Record Date and prior to the Dividend Payment Date for any Dividend Period, such Holder on such Record Date shall receive that dividend on the Dividend Payment Date.

(h)          Notwithstanding any other provision of this Section 4, so long as any share of TARP Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Securities (other than dividends payable solely in shares of Common Stock) or Parity Securities, subject to the immediately following paragraph in the case of Parity Securities, and no Common Stock, Junior Securities or Parity Securities shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past TARP Dividend Periods, including the latest completed TARP Dividend Period (including, if applicable, dividends on such amount) on all outstanding shares of TARP Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of TARP Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Securities in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the “Share Dilution Amount” (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Securities or Parity Securities in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights of Junior Securities in connection with a shareholders’ rights plan or any redemption or repurchase of rights pursuant to any shareholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Securities or Parity Securities for the beneficial ownership of any other Persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Securities for or into other Junior Securities or of Parity Securities for or into other Parity Securities (with the same or lesser aggregate liquidation amount) or Junior Securities, in each case, solely to the extent required pursuant to binding contractual agreements entered into by the Corporation or one of its subsidiaries prior to December 12, 2008 or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to December 12, 2008) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

B-7

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders of the TARP Preferred Stock on the applicable record date) on any dividend payment date established in the Series A Certificate (each, a “TARP Dividend Payment Date”) (or, in the case of Parity Securities having dividend payment dates different from the TARP Dividend Payment Dates, on a dividend payment date falling within a TARP Dividend Period related to such TARP Dividend Payment Date) in full upon TARP Preferred Stock and any shares of Parity Securities, all dividends declared on TARP Preferred Stock and all such Parity Securities and payable on such TARP Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the TARP Dividend Payment Dates, on a dividend payment date falling within the TARP Dividend Period related to such TARP Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of TARP Preferred Stock (including, if applicable, dividends on such amount) and all Parity Securities payable on such TARP Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the TARP Dividend Payment Dates, on a dividend payment date falling within the TARP Dividend Period related to such TARP Dividend Payment Date) (subject to such dividends having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.

This Section 4(h) shall cease to have any effect in the event that all of the shares of TARP Preferred Stock are redeemed, repurchased or otherwise acquired by the Corporation.

Section 5.          Liquidation.

(a)          In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of each of Series B Preferred Stock and Series C Preferred Stock, plus with respect each share of each such Series held by such Holders, an amount equal to (A) any accrued and unpaid dividends (regardless of whether any dividends are actually declared) and (B) any authorized and declared but unpaid dividends thereon, to and including the date of such liquidation, dissolution, or winding up and (ii) the distribution to which such Holders would be entitled if the Series B Preferred Stock and Series C Preferred Stock were converted into Class A Common Stock and Class B Common Stock, respectively, immediately prior to such liquidation, dissolution or winding up, in each case out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidating distributions, the Holders will not be entitled to any further participation in any distribution of assets by, and shall have no right or claim to any remaining assets of, the Corporation.

(b)          In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the Series C Preferred Stock, and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)          The Corporation’s merger with or into any other entity, the merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6.          Perpetual; No Maturity. Except as otherwise specifically permitted in Section 12, the Series B Preferred Stock and the Series C Preferred Stock each shall be perpetual and shall be without maturity subject only to mandatory conversion to Class A Common Stock or Class B Common Stock, as applicable, in accordance with this Certificate of Designation.

Section 7.          Non-Redeemable; No Sinking Fund. Neither the Series B Preferred Stock nor the Series C Preferred Stock shall be redeemable either at the Corporation’s option or at the option of Holders at any time. Neither the Series B Preferred Stock nor the Series C Preferred Stock shall be subject to any sinking fund or other obligation to redeem, repurchase or retire the Series B Preferred Stock or the Series C Preferred Stock, as applicable.

B-8

Section 8.          Mandatory Conversion.

(a)          Effective as of the close of business on the Mandatory Conversion Date, all shares of Series B Preferred Stock shall, subject to the provisions of Section 15, automatically convert into shares of Class A Common Stock at the Conversion Rate.

(b)          Effective as of the close of business of the Mandatory Conversion Date, all shares of Series C Preferred Stock shall, subject to the provisions of Section 15, automatically convert into shares of Class B Common Stock at the Conversion Rate.

(c)          If the Mandatory Conversion Date is more than six (6) months after the Issue Date, on the Mandatory Conversion Date, the Corporation shall pay in cash to the Holders, any accrued and unpaid dividends on its shares of Series B Preferred Stock or Series C Preferred Stock, in each case regardless of whether any dividends are actually declared. To the extent that the Corporation is unable to pay such dividends in cash on the Mandatory Conversion Date as a result of any regulatory restriction or otherwise, the payment of such amount shall remain an obligation of the Corporation and payable to the Holders when permitted, in accordance with and subject to Section 4(g).

Section 9.          Conversion Procedures.

(a)          Effective immediately prior to the close of business on the Mandatory Conversion Date, dividends shall no longer be authorized and declared on any shares of Series B Preferred Stock or Series C Preferred Stock, other than as expressly set forth in Section 15, and, subject to Section 15, such shares of Series B Preferred Stock and Series C Preferred Stock shall automatically cease to be outstanding, subject to the right of Holders to receive any then authorized, declared and unpaid dividends on such shares and any other payments to which they are otherwise entitled pursuant to applicable provisions of this Certificate of Designation; provided, however, if the Mandatory Conversion Date occurs on or before the six (6) month anniversary of the Issue Date, then no dividends shall accrue or be payable.

(b)          No allowance or adjustment, except pursuant to Section 10, shall be made with respect to Holders of Series B Preferred Stock or the Class A Common Stock into which the shares of Series B Preferred Stock are converted, relating to dividends payable to holders of the Class A Common Stock of record as of any date or time prior to the close of business on the Mandatory Conversion Date. Prior to the close of business on the Mandatory Conversion Date, shares of Class A Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any shares of Series B Preferred Stock shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Class A Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Class A Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding shares of Series B Preferred Stock.

(c)          No allowance or adjustment, except pursuant to Section 10, shall be made with respect to Holders of Series C Preferred Stock or the Class B Common Stock into which the shares of Series C Preferred Stock are converted, relating to dividends payable to holders of the Class B Common Stock of record as of any date or time prior to the close of business on the Mandatory Conversion Date. Prior to the close of business on the Mandatory Conversion Date, shares of Class B Common Stock issuable upon conversion of, or other securities issuable upon conversion of, any shares of Series C Preferred Stock shall not be deemed outstanding for any purpose, and Holders shall have no rights with respect to the Class B Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Class B Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding shares of Series C Preferred Stock.

(d)          The Person or Persons entitled to receive shares of the Class A Common Stock and/or cash, securities or other property issuable upon conversion of outstanding Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Class A Common Stock and/or securities as of the close of business on the Mandatory Conversion Date. A Holder may by written notice designate the name in which shares of Class A Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered. In the absence of such written notice, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation or, if the shares of Series B Preferred Stock are then held by book-entry with DTC or any successor Depositary, through book-entry transfer through the Depositary.

B-9

(e)          The Person or Persons entitled to receive shares of the Class B Common Stock and/or cash, securities or other property issuable upon conversion of outstanding Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Class B Common Stock and/or securities as of the close of business on the Mandatory Conversion Date. A Holder may by written notice designate the name in which shares of Class B Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered. In the absence of such written notice, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation or, if the shares of Series C Preferred Stock are then held by book-entry with DTC or any successor Depositary, through book-entry transfer through the Depositary.

(f)          Although conversions of shares of Series B Preferred Stock and Series C Preferred Stock into Class A Common Stock and Class B Common Stock, respectively, are automatic as provided in Section 8(a) and (b), the mechanical issuance of shares of Class A Common Stock and Class B Common Stock will occur on the Mandatory Conversion Date as follows:

(i)          On the Mandatory Conversion Date, shares of Class A Common Stock and/or cash, securities or other property issuable upon conversion of outstanding Series B Preferred Stock shall be issued to Holders of Series B Preferred Stock or their designee upon presentation and surrender of the certificate evidencing the Series B Preferred Stock to the Conversion Agent, if shares of the Series B Preferred Stock are held in certificated form, and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes. If a Holder’s interest is a beneficial interest in shares of Series B Preferred Stock held by book-entry with the Depositary, a book-entry transfer through the Depositary will be made by the Conversion Agent upon compliance with the Depositary’s procedures.

(ii)         On the Mandatory Conversion Date, shares of Class B Common Stock and/or cash, securities or other property issuable upon conversion of outstanding Series C Preferred Stock shall be issued to Holders of Series C Preferred Stock or their designee upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Conversion Agent, if shares of the Series C Preferred Stock are held in certificated form, and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes. If a Holder’s interest is a beneficial interest in shares of Series C Preferred Stock held by book-entry with the Depositary, a book-entry transfer through the Depositary will be made by the Conversion Agent upon compliance with the Depositary’s procedures.

Section 10.         Anti-Dilution Adjustments.

(a)          The Conversion Rate shall be subject to the following adjustments:

(i)          Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on its Common Stock in shares of Common Stock, then the Conversion Rate in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS1 / OS2

Where:

•	OS1 means the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution; and

•	OS2 means the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution.

(ii)         Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Rate in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction: OS1/OS2. Where:

•	OS1 means the number of shares of Common Stock outstanding immediately after the effective time of such share subdivision, split or combination; and

B-10

•	OS2 means the number of shares of Common Stock outstanding immediately prior to the effective time of such share subdivision, split or combination.

(iii)        Issuance of Stock Purchase Rights. If the Corporation issues to all or substantially all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a dividend reinvestment plan or share purchase plan or other similar plans) entitling them to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

(OS0 + X) / (OX0 +Y)

Where:

•	OS0 means the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution;

•	X means the total number of shares of Common Stock issuable pursuant to such rights or warrants; and

•	Y means the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price.

To the extent that such rights or warrants described in this clause (iii) are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Rate shall be readjusted to such Conversion Rate that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered (but giving effect to any intervening adjustments that may have been made with respect to the Conversion Rate). In determining the aggregate price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in good faith and in a reasonable manner by the Board of Directors). If an adjustment to the Conversion Rate is required under this clause (iii), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (iii) shall be delayed to the extent necessary in order to complete the calculations provided in this clause (iii).

(iv)        Debt or Asset Distributions. If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) of this Section 10(a), any rights or warrants referred to in clause (iii) of this Section 10(a), any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SPO / (SPO-FMV)

Where:

•	SPO means the Current Market Price per share of Common Stock on such date; and

•	FMV means the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith and in a reasonable manner by the Board of Directors;

provided that, if “FMV” as set forth above is equal to or greater than “SPO” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall receive on the date on which the Distributed Property is distributed to holders of Common Stock, for each share of Series B Preferred Stock and Series C Preferred Stock, the amount of Distributed Property such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Date for such distribution, subject to the rights of the holders of the TARP Preferred Stock.

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In a “spin-off,” where the Corporation makes a distribution to all or substantially all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Rate will not be adjusted, but in lieu of such adjustment each Holder shall receive the same distribution as a holder of Common Stock would as though such Holder’s shares of Series B Preferred Stock or Series C Preferred Stock had been converted into such number of shares of Class A Common Stock or Class B Common Stock that such Holder’s shares would then be convertible assuming the Shareholder Approvals had been previously received, subject to the rights of the holders of the TARP Preferred Stock.

If an adjustment to the Conversion Rate is required under this clause (iv), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (iv) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (iv).

(v)         Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all or substantially all holders of the Common Stock (excluding any cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (iv) of this Section 10(a), any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries), then in each event, the Conversion Rate in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SPO / (SPO-DIV)

Where:

•	SPO means the Closing Price per share of Common Stock on the Ex-Date; and

•	DIV means the amount per share of Common Stock of the dividend or distribution, as determined pursuant to the following paragraph.

Notwithstanding the foregoing, if “DIV” as set forth above is equal to or greater than “SP0” as set forth above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive on the date on which the relevant cash dividend or distribution is distributed to holders of Common Stock, for each share of Series B Preferred Stock or Series C Preferred Stock held, the amount of cash such Holder would have received had such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Date for such distribution, subject to the rights of the holder(s) of the TARP Preferred Stock.

(vi)        Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Rate in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

[AC + (SPO X OS1)] / (OS2 x SPO)

Where:

•	AC means the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined in good faith and in a reasonable manner by the Board of Directors;

•	SPO means the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer;

B-12

•	OS1 means the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange; and

•	OS2 means the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Rate shall be readjusted to be such Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made (but giving effect to any intervening adjustments that may have been made with respect to the Conversion Rate). Except as set forth in the preceding sentence, if the application of this clause (vi) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this clause (vi). If an adjustment to the Conversion Rate is required under this clause (vi), delivery of any additional shares of Common Stock that may be deliverable upon conversion as a result of an adjustment required under this clause (vi) shall be delayed to the extent necessary in order to complete the calculations provided for in this clause (vi).

(vii)       Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date (a “Rights Plan”), Holders will receive, in addition to the shares of Class A Common Stock and Class B Common Stock, respectively, the rights under the Rights Plan, unless, prior to such Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iv) of this Section 10(a), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(viii)      Other Issuances of Additional Stock.

(A)         For so long as any share of Series B Preferred Stock or Series C Preferred Stock remains outstanding, if the Corporation shall issue (or be deemed to have issued), after the date of filing of this Certificate of Designation (the “Filing Date”), any Additional Stock without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance of Additional Stock shall forthwith (except as otherwise provided in this subsection (viii)) be adjusted to a price equal to (calculated to the nearest cent) the product obtained by multiplying the Conversion Price in effect immediately prior to such issuance of Additional Stock by a fraction, the numerator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance of Additional Stock would purchase at the Conversion Price in effect immediately prior to such issuance of Additional Stock, and the denominator of which is equal to the sum of (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock previously deemed to have been issued pursuant to subsection (viii)(E)(1) or (2) of this Section 10 (to the extent not actually issued)) immediately prior to such issuance of Additional Stock plus (y) the number of shares of Additional Stock issued. In the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock (the “First Dilutive Issuance”), then in the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Stock other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance, the Conversion Price shall be reduced to the Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

(B)         Except to the limited extent provided for in subsections (viii)(E)(3) or (4), no adjustment of the Conversion Price pursuant to this subsection (viii) shall have the effect of increasing any such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)         In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

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(D)         In the case of the issuance of Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith and in a reasonable manner by the Board of Directors irrespective of any accounting treatment.

(E)         In the case of the issuance (whether before, on or after the Filing Date) of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock, the following provisions shall apply for all purposes of this subsection (viii):

(1)         The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (viii)(C) and (D)) if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

(2)         The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (viii)(C) and (D)).

(3)         In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)         Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)         The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections (viii)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection (viii)(E)(3) and (4).

(F)         “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10) by the Corporation after the Filing Date for so long as any shares of Series B Preferred Stock or Series C Preferred Stock remain outstanding, other than:

(1)         shares of Common Stock or Common Stock Equivalents issued pursuant to an event or transaction described in Sections 10(a)(i) to (vii);

(2)         shares of Common Stock issued pursuant to an event or transaction described in Section 10(e) (exceptions to adjustment of Conversion Price);

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(3)         shares of Class A Common Stock issued or issuable upon conversion of shares of Series B Preferred Stock and shares of Class B Common Stock issued or issuable upon conversion of shares of Series C Preferred Stock;

(4)         shares of Common Stock issued (or deemed to have been issued pursuant to subsection (viii)(E) of this Section 10(a)) in connection with a Reorganization Event.

(b)          With the approval of the Holders of at least two-thirds (2/3) of the shares of Series B Preferred Stock and Series C Preferred Stock (determined on an as-converted into Common Stock basis) at the time outstanding, the Corporation may make such increases in the Conversion Rate, in addition to any other increases required by this Section 10, if the Board of Directors deems it to be in the best interests of the Corporation or otherwise advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c)          All adjustments to the Conversion Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock. No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date or any other conversion date, adjustments to the Conversion Rate will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(d)          No adjustment to the Conversion Rate shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Stock or Series C Preferred Stock, without having to convert the Series B Preferred Stock or Series C Preferred Stock, as if they held the full number of shares of Class A Common Stock or Class B Common Stock into which a share of the Series B Preferred Stock or Series C Preferred Stock may then be converted.

(e)          The Conversion Rate shall not be adjusted:

(i)          upon the issuance of any shares of the Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii)         upon the issuance of any shares of the Common Stock or rights, options or warrants to purchase those shares pursuant to any employment benefit, incentive or compensation plans of the Corporation or any of its subsidiaries;

(iii)        upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series B Preferred Stock and Series C Preferred Stock were first issued;

(iv)        for a change in the par value or no par value of the Common Stock;

(v)         for accrued and unpaid dividends on the Series B Preferred Stock; or

(vi)        for accrued and unpaid dividends on the Series C Preferred Stock.

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(f)          Whenever the Conversion Rate is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Rate pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (ii) as soon as practicable following the determination of the revised Conversion Rate in accordance with Section 10(a) or Section 10(b), provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Rate was determined and setting forth the revised Conversion Rate. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

Section 11.         Voting Rights. Neither the Holders of Series B Preferred Stock nor the Holders of Series C Preferred Stock shall have any voting rights except as set forth in this Section 11 or as otherwise from time to time required by the NCBA.

(a)          Series B Voting Rights.

(i)          Subject to Section 11(c) and (e) so long as any shares of Series B Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by the NCBA, the vote or consent of the Holders of at least two-thirds (2/3) of the outstanding shares of Series B Preferred Stock at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)         Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation (including by means of a merger or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series B Preferred Stock with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(ii)         Subject to Section 11(c) and (e) so long as any shares of Series B Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by the NCBA, the vote or consent of all of the Holders of the outstanding shares of Series B Preferred Stock at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)         Amendment of Articles of Incorporation. Any amendment, alteration or repeal of any provision of the Articles of Incorporation (including by means of a merger or otherwise) that significantly and adversely affects the special rights, preferences, privileges or voting powers of the Series B Preferred Stock; provided, however, that for all purposes of this Section 11(a), (1) any increase in the amount of the Corporation’s authorized but unissued shares of Series B Preferred Stock, (2) any increase in the amount of the Corporation’s authorized or issued Series C Preferred Stock, and (3) to the extent allowed by the NCBA, the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation ranking equally with or junior to the Series B Preferred Stock either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to significantly and adversely affect the special rights, preferences, privileges or voting powers of the Series B Preferred Stock.

(b)          Series C Voting Rights.

(i)          Subject to Section 11(d) and (e) so long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by the NCBA, the vote or consent of the Holders of at least two-thirds (2/3) of the outstanding shares of Series C Preferred Stock at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)         Authorization of Senior Stock. Any amendment or alteration of the Articles of Incorporation (including by means of a merger or otherwise) to authorize or create, or increase the authorized amount of, any shares of any specific class or series of capital stock of the Corporation ranking senior to the Series C Preferred Stock with respect to either or both the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

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(ii)         Subject to Section 11(d) and (e) so long as any shares of Series C Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by the NCBA, the vote or consent of all of the Holders of the outstanding shares of Series C Preferred Stock at the time outstanding and entitled to vote thereon, voting together as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)         Amendment of Articles of Incorporation. Any amendment, alteration or repeal of any provision of the Articles of Incorporation (including by means of a merger or otherwise) that significantly and adversely affects the special rights, preferences, privileges or voting powers of the Series C Preferred Stock; provided, however, that for all purposes of this Section 11(b), (1) any increase in the amount of the Corporation’s authorized but unissued shares of Series C Preferred Stock, (2) any increase in the amount of the Corporation’s authorized or issued Series B Preferred Stock, and (3) to the extent allowed by the NCBA, the creation and issuance, or an increase in the authorized or issued amount, of other series of preferred stock of the Corporation ranking equally with or junior to the Series C Preferred Stock either or both with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, will not be deemed to significantly and adversely affect the special rights, preferences, privileges or voting powers of the Series C Preferred Stock.

(c)          Series B Change for Clarification. Without the consent or vote of the Holders of the Series B Preferred Stock, so long as such action does not adversely affect the special rights, preferences, privileges or voting powers, of the Series B Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Articles of Incorporation:

(i)          to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be ambiguous, defective or inconsistent; or

(ii)         to make any provision with respect to matters or questions relating to the Series B Preferred Stock or Series C Preferred Stock that is not inconsistent with the provisions of this Certificate of Designation.

(d)          Series C Change for Clarification. Without the consent or vote of the Holders of the Series C Preferred Stock, so long as such action does not adversely affect the rights, preferences, privileges or voting powers of the Series C Preferred Stock, the Corporation may amend, alter, supplement or repeal any terms of the Articles of Incorporation:

(i)          to cure any ambiguity, or to cure, correct or supplement any provision contained in this Certificate of Designation that may be ambiguous, defective or inconsistent; or

(ii)         to make any provision with respect to matters or questions relating to the Series B Preferred Stock or Series C Preferred Stock that is not inconsistent with the provisions of this Certificate of Designation.

(e)          Common Stock Articles of Amendment. Without the consent or vote of the Holders of the Series B Preferred Stock and Series C Preferred Stock, the Corporation may amend, alter, supplement or repeal the Articles of Incorporation as anticipated pursuant to the Common Stock Articles of Amendment.

(f)          Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders of Series B Preferred Stock or any meeting of Holders of Series C Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at any such meeting, the obtaining of written consents and any other aspect or matter with regard to any such meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Articles of Incorporation, the Bylaws, the NCBA and any national securities exchange or other trading facility, if any, on which the Common Stock is listed or traded at the time.

Section 12.         Reorganization Events.

(a)          In the event of:

(i)          any merger of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person,

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(ii)         any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person,

(iii)        any reclassification of the Common Stock into securities including securities other than the Common Stock (other than pursuant to the Common Stock Articles of Amendment),

(iv)        any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition) (any such event specified in clauses (i) through (iv), a “Reorganization Event”), each share of Series B Preferred Stock and each share of Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall, at the option of the Holder, either convert into the securities, cash and other property receivable in such Reorganization Event by the Holder (excluding the counterparty to the Reorganization Event or an affiliate of such counterparty) of that number of shares of Common Stock determined by assuming each of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock were converted immediately prior to the Reorganization Event at the Conversion Rate (such securities, cash and other property, the “Exchange Property”) plus an amount in cash equal to any accrued and unpaid dividends on each such share of Series B Preferred Stock or share of Series C Preferred Stock as applicable, or be entitled to receive liquidating distributions in accordance with Section 5 as if such Reorganization Event were a liquidation of the Corporation.

(b)          In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)          The above provisions of this Section 12 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)          The Corporation (or any successor) shall, within seven (7) days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 12.

(e)          The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series B Preferred Stock and Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 12.

Section 13.         Fractional Shares.

(a)          No fractional shares of Class A Common Stock or Class B Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock or Series C Preferred Stock, respectively.

(b)          In lieu of any fractional share of Class A Common Stock or Class B Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8, the Holder shall be entitled to receive an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c)          If more than one share of the Series B Preferred Stock or Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of or Class A Common Stock or Class B Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock or Series C Preferred Stock, as applicable, so surrendered.

Section 14.         Reservation of Common Stock.

(a)          The Corporation shall at all times reserve and keep available out of its authorized and unissued Class A Common Stock and Class B Common Stock, solely for issuance upon the conversion of shares of Series B Preferred Stock and Series C Preferred Stock as provided in this Certificate of Designation (assuming the receipt of Shareholder Approvals), free from any preemptive or other similar rights, such numbers of shares of Class A Common Stock and Class B Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B Preferred Stock and Series C Preferred Stock then outstanding. For purposes of this Section 14(a), the number of shares of Class A Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock and the number of shares of Class B Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed, in each such case, as if at the time of computation all such outstanding shares were held by a single Holder and there was no regulatory impediment to such conversion.

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(b)          All shares of Class A Common Stock and Class B Common Stock delivered upon conversion of the Series B Preferred Stock and the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens, claims, security interests and encumbrances.

(c)          Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B Preferred Stock and Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority or seek an exemption therefrom.

Section 15.         Limitations on Beneficial Ownership and Dividends.

(a)          Notwithstanding anything to the contrary contained herein, if, as of the Mandatory Conversion Date, the conversion of the Series B Preferred Stock would result in the Holder thereof (together with its BHC Affiliates) owning or controlling in the aggregate more than a 9.9% Voting Ownership Interest, excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such Holder and its BHC Affiliates of Voting Securities of the Corporation (the “Voting Conversion Limit”), then in lieu of issuing shares of Class A Common Stock in excess of the Voting Conversion Limit (the “Excess Voting Shares”) upon conversion to such Holder, the Corporation shall issue to such Holder a number of shares of Class B Common Stock equal to the number of Excess Voting Shares (in addition to the shares of Class A Common Stock that can be issued to such Holder without violating the Voting Conversion Limit).

(b)          Notwithstanding anything to the contrary contained herein, if, as of the Mandatory Conversion Date, the conversion of the Series B Preferred Stock and the Series C Preferred Stock would result in the Holder thereof (together with its BHC Affiliates) owning or controlling in the aggregate more than 33.3% of the Corporation’s total equity, excluding for the purpose of this calculation any reduction in ownership resulting from transfers by such Holder and its BHC Affiliates of equity securities of the Corporation (the “Total Conversion Limit”), then such shares of Series B Preferred Stock and/or Series C Preferred Stock owned by such Holder shall not be converted on such the Mandatory Conversion Date to the extent such conversion would result in such Holder and its BHC Affiliates owning or controlling in the aggregate equity securities in excess of the Total Conversion Limit (for the avoidance of doubt, thereby permitting conversion of shares up to but not exceeding the Total Conversion Limit); provided that shares of Series B Preferred Stock shall be converted first to the maximum extent permissible hereunder. Each share of Series B Preferred Stock or Series C Preferred Stock that is not converted on the Mandatory Conversion Date due to the Total Conversion Limit shall remain outstanding and shall be automatically converted into Class A Common Stock at the Conversion Rate, immediately upon a transfer of such Series B Preferred Stock or Series C Preferred Stock to a transferee pursuant to a Permitted Transfer.

(c)          Notwithstanding any other provision of this Certificate of Designation, following the Mandatory Conversion Date, no dividends shall accrue on outstanding shares of Series B Preferred Stock or Series C Preferred Stock; provided, however, in the event that dividends or distributions are declared and paid by the Board of Directors on outstanding shares of Common Stock, each outstanding share of Series B Preferred Stock or Series C Preferred Stock shall be entitled to the same aggregate dividends or distributions as equals the dividend or distribution per share of Common Stock times the number of whole shares of Common Stock into which a share of Series B Preferred Stock or Series C Preferred Stock is convertible as of the record date for the dividend or distribution on the shares of Common Stock.

Section 16.         Transfer Agent, Registrar, Paying Agent and Conversion Agent. The duly appointed Transfer Agent, Registrar, paying agent and Conversion Agent for the Series B Preferred Stock and the Series C Preferred Stock shall initially be Computershare Trust Company, N.A. The Corporation may, in its sole discretion, remove the Transfer Agent, Registrar, paying agent and Conversion Agent; provided that the Corporation shall appoint a successor who shall accept such appointments prior to the effectiveness of such removal.

Section 17.         Miscellaneous. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designation) with postage prepaid, addressed: (i) if to the Corporation, to the principal executive office of the Corporation or to the Transfer Agent at its principal office in the United States of America, or other agent of the Corporation designated as permitted by this Certificate of Designation, or (ii) if to any Holder or holder of shares of Series B Preferred Stock, Series C Preferred Stock, Common Stock, Class A Common Stock or Class B Common Stock, as the case may be, to such Holder at the address of such Holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock, Series C Preferred Stock, Common Stock, Class A Common Stock or Class B Common Stock, as the case may be), or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

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APPENDIX C

Audited Consolidated Financial Statements (including Notes thereto) at December 31, 2011 and 2010, and for the years in the three-year period ended December 31, 2011, as included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011

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APPENDIX D

Management’s Discussion and Analysis of Financial Condition at December 31, 2011 and 2010 and Results of Operations for the years in the three-year period ended December 31, 2011, as included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011

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APPENDIX E

Unaudited Consolidated Financial Statements (including Notes thereto) at September 30, 2012 and December 31, 2011, and for the three-month and nine-month periods ended September 30, 2012 and September 30, 2011, as included in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012

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APPENDIX F

Management’s Discussion and Analysis of Financial Condition at September 30, 2012, and Results of Operations for the three-month and nine-month periods ended September 30, 2012 and September 30, 2011, as included in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012

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